                                                                   Exhibit 10.10



                                                          DRAFT: January 9, 2002

                                  $250,000,000

                    SUNOCO LOGISTICS PARTNERS OPERATIONS L.P.

                         _______% Senior Notes due 2012


                               PURCHASE AGREEMENT
                               ------------------

                                                              ____________, 2002

Lehman Brothers Inc.
Credit Suisse First Boston Corporation
Banc of America Securities LLC
Salomon Smith Barney Inc.
UBS Warburg LLC
First Union Securities, Inc.
c/o Lehman Brothers Inc.
101 Hudson Street
Jersey City, New Jersey 07302

On behalf of themselves and the several
Initial Purchasers named in Schedule 1 hereto

Dear Sirs:

                  Sunoco Logistics Partners Operations L.P., a Delaware limited partnership (the "Operating Partnership"), proposes to issue and sell to the several Initial Purchasers named in Schedule 1 hereto (the "Initial Purchasers") $250.0 million in aggregate principal amount of its ___% Senior Notes due 2012 (the "Initial Notes") to be issued pursuant to the terms of an Indenture (the "Indenture") between the Operating Partnership and __________________________________, as trustee (the "Trustee"), relating to the
Initial Notes. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Memorandum (as defined herein).

                  It is understood and agreed by all parties that the Initial Notes will be offered and sold to the Initial Purchasers pursuant to exemptions from the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"). The Operating Partnership has prepared a preliminary offering memorandum, dated ___________, 2002 (the "Preliminary Offering Memorandum"), and a final offering memorandum (the "Offering Memorandum"), dated ___________, 2002 relating to the Operating Partnership and the Initial Notes.

                  The Initial Purchasers have represented and warranted to the Operating Partnership that they will make offers (the "Exempt Resales") of the Initial Notes purchased by the Initial Purchasers hereunder on the terms set forth in the Offering Memorandum, as amended


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or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Securities Act ("QIBs"), and (ii) to persons other than U.S. Persons in offshore transactions meeting the requirements of Rule 903 and 904 of Regulation S under the Securities Act (such persons specified in clauses (i) and (ii) being referred to herein as the "Eligible Purchasers"). As used in this Agreement, the terms "offshore transaction" and "U.S. person" have the respective meanings given to them in Regulation S. The Initial Purchasers will offer the Initial Notes to Eligible Purchasers initially at a price equal to ____% of the principal amount thereof. Such price may be changed at any time without notice.

                  Holders (including subsequent transferees) of the Initial Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated ___________, 2002, in the form of Exhibit A hereto, for so long as such Initial Notes constitute "Restricted Notes" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Operating Partnership will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, (i) a registration statement under the Securities Act (the "Exchange Offer Registration Statement") relating to the Operating Partnership's ___% New Notes due 2012 (the "New Notes" and, together with the Initial Notes, the "Notes") to be offered in exchange for the Initial Notes (such offer to exchange being referred to collectively as the "Exchange Offer") and (ii) a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement," and together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale of the Initial Notes by certain holders of such Notes, and to use their best efforts to cause such Registration Statements to be declared effective.

                  It is understood and agreed to by all parties that the Operating Partnership is a wholly owned subsidiary of Sunoco Logistics Partners L.P., a Delaware limited partnership (the "Partnership"). The Partnership, through the Operating Partnership and the Operating Subsidiaries (as defined herein), was formed to acquire, own and operate substantially all of the assets and operations of the pipeline, terminal and storage and crude oil acquisition businesses (the "Sunoco Logistics Business") held by various subsidiaries of Sunoco, Inc., a Pennsylvania corporation ("Sunoco"), and, thereafter, to manage such acquired pipeline, terminal and storage and crude oil acquisition assets and operations as more particularly described in the Offering Memorandum (as defined herein). As described in the Offering Memorandum, the Operating Partnership will distribute all of the net proceeds from the offering of the Initial Notes to the Partnership for distribution to Sunoco and its affiliates.

                  Prior to or concurrently with the execution hereof, (a) the Partnership will enter into an underwriting agreement (the "Underwriting Agreement") with the underwriters thereunder (the "Underwriters") providing for the issuance and sale to such underwriters of 5,000,000 Common Units (the "Firm Units"), each representing a limited partner interest in the Partnership (the "Common Units") and the granting to the underwriters of an option to purchase up to an additional 750,000 Common Units, and (b) the Operating Partnership will enter into a bank credit agreement (the "Credit Agreement") providing for borrowings of up to $150 million.

                  It is further understood and agreed by all parties that as of the date hereof:



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(i)       each of Sunoco, Inc. (R&M), a Pennsylvania corporation ("Sunoco R&M"),
      Sun Pipe Line Company of Delaware, a Delaware corporation ("Sun
      Delaware"), and Sun Atlantic Refining and Marketing Company, a Delaware corporation ("Sun Atlantic R&M"), is a wholly owned direct subsidiary of Sunoco;

(ii) Sun Atlantic Refining and Marketing B.V., a Netherlands company ("Sun Atlantic BV"), is a wholly owned direct subsidiary of Sun Atlantic R&M;

(iii) Atlantic Petroleum Corporation, a Delaware corporation ("Atlantic Petroleum"), is a wholly owned direct subsidiary of Sun Atlantic BV;

(iv) each of Atlantic Pipeline Corp., a Delaware corporation ("Atlantic"), and Atlantic Refining & Marketing Corp., a Delaware corporation ("Atlantic Refining"), is a wholly owned direct subsidiary of Atlantic Petroleum;

(v) Sunoco R&M (In) LLC, a Delaware limited liability company ("RM In LLC"), is a wholly owned direct subsidiary of Sunoco R&M and general partner of Sunoco Partners Marketing & Terminals L.P., a Delaware limited partnership ("RM In LP");

(vi)      Sunoco R&M is the sole limited partner of RM In LP;

(vii) each of Sunoco Partners LLC, a Pennsylvania limited liability company (the "General Partner"), Sun Pipe Line Company, a Pennsylvania corporation ("Pipe Line"), Sun Pipe Line Services Company, a Delaware corporation ("Services"), Sun Oil Line Co. of Michigan, a Michigan corporation ("Michigan"), Mid-Continent Pipe Line Company, an Oklahoma corporation ("Mid-Con"), Sunoco Logistics Partners GP LLC, a Delaware limited liability company ("GP LLC"), Sun Oil Line of Michigan (Out) LLC, a Texas limited liability company ("Michigan Texas"), Sunoco Michigan (In) LLC, a Texas limited liability company ("Michigan In LLC"), Sunoco Mid-Con (In) LLC, a Texas limited liability company ("Mid-Con In LLC"), and Mid-Continent Pipe Line (Out) LLC, a Texas limited liability company ("Mid-Con Texas"), is a wholly owned direct subsidiary of Sun Delaware;

(viii) Sunoco Partners Lease Acquisition & Marketing LLC, a Delaware limited liability company ("LA LLC"), is a wholly owned direct subsidiary of the General Partner;

(ix) The General Partner is the sole general partner of the Partnership, and Sun Delaware is the sole limited partner of the Partnership;

(x) GP LLC is the sole general partner of the Operating Partnership, and the Partnership is the sole limited partner of the Operating Partnership;




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

        (xi) Sunoco Logistics Partners Operations GP LLC, a Delaware limited liability company ("OLP GP LLC"), is a wholly owned direct subsidiary of GP LLC;

        (xii) each of Sun Pipe Line GP LLC, a Delaware limited liability company ("Pipe Line GP LLC"), and Sunoco Texas Pipe Line Company, a Texas corporation ("Sunoco Texas"), is a wholly owned subsidiary of Pipe Line;

        (xiii) Pipe Line GP LLC is the sole general partner of Sunoco Pipeline L.P., a Texas limited partnership ("Sun Pipeline LP"), and Pipe Line is the sole limited partner of Sun Pipeline LP;

        (xiv) each of Atlantic (In) LLC, a Delaware limited liability company ("Atlantic In LLC"), and Atlantic Petroleum (Out) LLC, a Delaware limited liability company ("Atlantic Out LLC"), is a wholly owned direct subsidiary of Atlantic Petroleum;

        (xv)          Atlantic In LLC is the sole general partner of Atlantic
             (In) L.P., a Texas limited partnership ("Atlantic In LP"), and Atlantic Petroleum is the sole limited partner of Atlantic In LP;

        (xvi) Atlantic Petroleum is the sole general partner of Atlantic Pipeline (Out) L.P., a Texas limited partnership ("Atlantic Out LP"), and Atlantic Out LLC is the sole limited partner of Atlantic Out LP;

        (xvii)        Atlantic In LLC is the sole general partner of Atlantic RM
             (In) L.P., a Texas limited partnership ("Atlantic RM In LP"), and Atlantic Petroleum is the sole limited partner of Atlantic RM In LP;

        (xviii)       Atlantic Petroleum is the sole general partner of Atlantic
             R&M (Out) L.P., a Texas limited partnership ("Atlantic RM Out LP"), and Atlantic Out LLC is the sole limited partner of Atlantic RM Out LP;

        (xix) Sun Borger Pipe Line Company, a Delaware corporation ("Borger"), is a wholly owned direct subsidiary of Services; and

        (xx) Sun Pipe Line Services (Out) LLC, a Delaware limited liability company ("Services Out LLC"), is a wholly owned direct subsidiary of Services.

             On or concurrently with the Delivery Date (as defined in herein), the following transactions will occur:

             (a)      Pipe Line will merge into Sunoco Texas;

             (b) Sunoco Texas will merge with Sun Pipeline LP such that its assets are owned by (1) Sunoco Texas and (2) Sun Pipeline LP, with Sunoco Texas owning the assets that will not be owned by the Partnership Entities (as defined herein) and Sun Pipeline LP owning the assets that will be owned by the Partnership Entities.



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        (c)      Borger will merge into Services;

        (d) Sun Delaware will contribute .01% of the stock of Services to GP LLC as a capital contribution;

        (e) Services will adopt articles of conversion and convert to a Delaware limited partnership named Sun Pipe Line Services (In) L.P. ("Services LP"), designating GP LLC as the general partner and Sun Delaware as the limited partner;

        (f) Services LP will convey the assets of Services that will not be owned by the Partnership Entities to Services Out LLC as a capital contribution and distribute all of the interest in Services Out LLC to Sun Delaware (99.99% directly and .01% for the benefit of GP LLC);

        (g)      Michigan will merge into Michigan Texas;

        (h) Michigan Texas will effect a multiple survivor merger whereby all assets and liabilities of Michigan Texas that will be owned and assumed by the Partnership Entities will be allocated to Michigan In LLC and all other assets and liabilities of Michigan Texas will remain in Michigan Texas;

        (i)      Mid-Con will merge into Mid-Con Texas;

        (j) Mid-Con Texas will effect a multiple survivor merger whereby all assets and liabilities of Mid-Con Texas that will be owned and assumed by the Partnership Entities will be allocated to Mid-Con In LLC and all other assets and liabilities of Mid-Con Texas will remain in Mid-Con Texas;

        (k)      Atlantic will merge into Atlantic Out LP;

        (l) Atlantic Out LP will effect a multiple survivor merger whereby all assets and liabilities of Atlantic that will be owned and assumed by the Partnership Entities will be allocated to Atlantic In LP and all other assets and liabilities of Atlantic Out LP will remain in Atlantic Out LP;

        (m)      Atlantic Refining will merge into Atlantic RM Out LP;

        (n) Atlantic RM Out LP will effect a multiple survivor merger whereby all assets and liabilities of Atlantic Refining that will be owned and assumed by the Partnership Entities will be allocated to Atlantic RM In LP and all other assets and liabilities of Atlantic RM Out LP will remain in Atlantic RM Out LP;

        (o) Sunoco R&M will convey its assets that will be owned by the Partnership Entities to RM In LP as a capital contribution, with RM In LP assuming the related liabilities, 99.99% for itself and .01% on behalf of RM In LLC;

        (p) Sun Pipeline LP, Services LP, Michigan In LLC, Mid-Con In LLC, Atlantic In LP, Atlantic RM In LP and RM In LP (the "Distributing Entities") will all distribute



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

to their owners in proportion to ownership an aggregate of [$75.95] million in receivables and crude inventory with a value of [$25] million, and GP LLC, Atlantic In LLC, Pipe Line GP LLC and RM In LLC, in turn, will distribute any assets they receive as a result of the aforementioned distributions to their owners;

        (q) Any amounts owed by the Distributing Entities to Sunoco affiliates will be cancelled by the affiliates;

        (r) (1) Sun Delaware will contribute its interest in (a) GP LLC, Services LP, Michigan In LLC, Explorer Pipeline Company, a Delaware corporation ("Explorer"), and Mid-Con In LLC to the General Partner in exchange for (or resulting in) a ____% member interest in the General Partner; (2) Sunoco Texas will contribute its member interest in Pipe Line GP LLC and Sun Pipeline LP to the General Partner in exchange for a ____% member interest in the General Partner; (3) Sunoco R&M will contribute its member interest in RM In LLC and RM In LP to the General Partner in exchange for a ____% member interest in the General Partner; and (4) Atlantic Petroleum will contribute its interest in Atlantic In LLC, Atlantic In LP and Atlantic RM in LP to the General Partner in exchange for a ____% member interest in the General Partner;

        (s) The General Partner will contribute all the assets (other than cash) conveyed to it in the prior steps to the Partnership in exchange for (1) a continuation of its 2% general partner interest, (2) the incentive distribution rights, (3) 7,472,528 Common Units, (4) 12,472,528 subordinated units representing limited partner interests ("Subordinated Units"), and (5) a special partnership interest (the "Special Interest") giving the General Partner the right to receive [$247 million] in cash from the proceeds of the Initial Notes offering;

        (t) The public offering of the Firm Units contemplated by the Underwriting Agreement will be consummated;

        (u) RM In LLC, Pipe Line GP LLC and Atlantic In LLC will merge into GP LLC;

        (v) The Partnership will contribute [$87 million] to the Distributing Entities to use as working capital, .01% on behalf of GP LLC as to the Distributing Entities that are limited partnerships;

        (w) The Partnership will contribute its direct interests in the Distributing Entities to the Operating Partnership in exchange for a special partnership interest giving the Partnership the right to receive $247 million in cash as a capital contribution on its behalf (99.99%) and on behalf of GP LLC (.01%);

        (x) GP LLC will contribute its .01% general partner interest in (1) RM In LP, (2) Sun Pipeline LP, (3) Atlantic In LP, (4) Atlantic RM In LP and (5) Services LP to OLP GP LLC as a capital contribution and, in turn, will contribute its interest in OLP GP LLC to the Operating Partnership as a capital contribution;

        (y) The Operating Partnership will issue the Initial Notes in accordance with the terms and conditions of this Agreement, and the Operating Partnership will distribute the



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proceeds to the Partnership in redemption of the Partnership's special interest in the Operating Partnership; in turn, the Partnership will distribute the proceeds to the General Partner, in both cases in redemption of the Special Interest;

        (z)     The Operating Partnership will enter into the Credit Agreement;

        (aa) The General Partner will distribute $_____________ to its members pro rata and loan $______________ to Sunoco and its affiliates;

        (bb) If the underwriters' over-allotment option (as described in Section 2 of the Underwriting Agreement) is not exercised or is not exercised in its entirety, Sunoco, or an affiliate, will purchase any Common Units not purchased by the underwriters pursuant to such option and the Partnership will contribute the proceeds to the Operating Partnership and the Operating Partnership will contribute those proceeds to the Distributing Entities (other than GP LLC) (99.99% for the benefit of the Operating Partnership and .01% for the benefit of OLP GP LLC as to those Distributing Entities that are partnerships) which will use those proceeds for working capital.

        (cc) Services LP, Atlantic In LP, Michigan In LLC and Mid-Con In LLC will merge into Sun Pipeline LP;

        (dd)    Atlantic RM In LP will merge into RM In LP; and

        (ee) Sun Pipeline LP will merge with RM In LP such that certain terminal assets will be owned by RM In LP and all other assets owned by Sun Pipeline LP will continue to be owned by Sun Pipeline LP.

The transactions described above in clauses (a)-(ee) are referred to as the "Transactions." In connection with the Transactions, the parties to the Transactions entered into various bills of sale, assignments, conveyances, contribution agreements and related documents (collectively, the "Conveyances"). The mergers described in clauses (a)-(c), (g)-(n), (u) and (cc)-(ee) above are referred to herein as the "Mergers" and the conversion from a corporation to a limited liability company described in clause (e) above is referred to herein as the "Conversion." In connection with the consummation of the Mergers and the Conversion, the subsidiaries of the Operating Partnership and certain of their predecessors entered into, as applicable, merger agreements, limited liability company agreements, and certificates and articles of merger and articles of conversion (the "Merger and Conversion Documents"). The Merger and Conversion Documents and the Conveyances are collectively referred to herein as the "Merger and Contribution Agreements."

        Sunoco, Sunoco R&M, Sun Delaware, Sun Atlantic R&M, Sun Atlantic BV, Atlantic Petroleum, RM In LLC, RM In LP, the General Partner, Pipe Line, Services, Michigan, Mid-Con, Michigan Texas, Michigan In LLC, Mid-Con In LLC, Mid-Con Texas, LA LLC, the Partnership, the Operating Partnership, Pipe Line GP LLC, Sunoco Texas, Sun Pipeline LP, GP LLC, OLP GP LLC, Atlantic In LLC, Atlantic Out LLC, Atlantic In LP, Atlantic Out LP, Atlantic RM In LP, Atlantic RM Out LP, Borger and Services Out LLC, together with their respective predecessor entities, as applicable, collectively constitute the "Sunoco Entities." Prior to the Delivery Date, Sunoco R&M, Sun Delaware, Atlantic Petroleum, Pipe Line, Services,



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Michigan, Mid-Con and Borger, together, constitute the "Operating Subsidiaries."
On and after the Delivery Date, Sun Pipeline LP and RM In LP collectively constitute the "Operating Subsidiaries." The General Partner, the Partnership, the Operating Partnership and the Operating Subsidiaries collectively constitute the "Partnership Entities."

        This is to confirm the agreement among Sunoco, Sunoco R&M, Sun Delaware, Sunoco Texas, Atlantic Petroleum, the General Partner, the Partnership, GP LLC and the Operating Partnership (collectively, the "Sunoco Parties") and the Initial Purchasers concerning the purchase of the Initial Notes from the Partnership by the Initial Purchasers.

        1. Representations, Warranties and Agreements of the Sunoco Parties. Each of the Sunoco Parties, jointly and severally, represents and warrants to, and agrees with, each Initial Purchaser that:

             (a)    No Order Against Use of Offering Memorandum. The Preliminary

     Offering Memorandum and the Offering Memorandum have been prepared by the Operating Partnership for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act, has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Sunoco Parties, is contemplated.

             (b) No Material Misstatements or Omissions in Offering Memorandum. The Preliminary Offering Memorandum and the Offering Memorandum as of their respective dates did not, and the Offering Memorandum as of the Delivery Date will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements in or omissions from the Preliminary Offering Memorandum and the Offering Memorandum relating to the Initial Purchasers and made in reliance upon and in conformity with information furnished to the Operating Partnership in writing by or on behalf of the Initial Purchasers expressly for use therein.

             (c)    Formation and Qualification of the Partnership and the

     Operating Partnership. Each of the Partnership and the Operating Partnership has been duly formed and is validly existing in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the "Delaware LP Act") with full partnership power and authority to own or lease its properties to be owned or leased at the Delivery Date, to assume the liabilities being assumed by it pursuant to the Merger and Contribution Agreements and to conduct its business to be conducted at the Delivery Date, in each case in all material respects. Each of the Partnership and the Operating Partnership at the Delivery Date will be duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure



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so to register or qualify would not (i) have a material adverse effect on the condition (financial or otherwise), business, prospects, assets or results of operations of the Partnership Entities taken as a whole (a "Material Adverse Effect") or (ii) subject the limited partners of the Partnership to any material liability or disability.

           (d) Formation and Qualification of Sun Pipeline LP and RM In LP. Each of Sun Pipeline LP and RM In LP has been duly formed and is validly existing in good standing as a limited partnership under the Texas Revised Limited Partnership Act (the "Texas LP Act") with full partnership power and authority to own or lease its properties to be owned or leased at the Delivery Date, to assume the liabilities being assumed by it pursuant to the Merger and Contribution Agreements and to conduct its business to be conducted at the Delivery Date, in each case in all material respects. Each of Sun Pipeline LP and RM In LP is, or at the Delivery Date will be, duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

           (e) Formation and Qualification of the General Partner. The General Partner has been duly formed and is validly existing in good standing as a limited liability company under the Pennsylvania Limited Liability Company Law of 1994, as amended (the "Pennsylvania LLC Law"), with full limited liability company power and authority to own or lease its properties to be owned or leased at the Delivery Date, to act as general partner of the Partnership, to assume the liabilities being assumed by it pursuant to the Merger and Contribution Agreements and to conduct its business to be conducted at the Delivery Date, in each case in all material respects. The General Partner is, or at the Delivery Date will be, duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

           (f) Formation and Qualification of LA LLC, GP LLC and OLP GP LLC. Each of LA LLC, GP LLC and OLP GP LLC has been duly formed and is validly existing in good standing as a limited liability company under the Delaware Limited Liability Company Act (the "Delaware LLC Act") with full limited liability company power and authority to own or lease its properties to be owned or leased at the Delivery Date, to assume the liabilities being assumed by it pursuant to the Merger and Contribution Agreements and to conduct its business to be conducted at the Delivery Date, in each case in all material respects. GP LLC has full limited liability company power and authority to act as general partner of the Operating Partnership. OLP GP LLC has full limited liability company power and authority to act as general partner of Sun Pipeline LP and RM In LP. Each of LA LLC, GP LLC and OLP GP LLC is, or at the Delivery Date will be, duly registered or qualified as a foreign limited liability company


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for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

           (g) Existence and Good Standing of Other Entities. Each of Sunoco, Sunoco R&M, Pipe Line, Sun Delaware, Sun Atlantic BV, Sun Atlantic R&M, Atlantic Petroleum, Atlantic, Atlantic Refining, Services, Services LP, Borger, Sunoco Texas, Michigan, Mid-Con, Atlantic In LP, Atlantic RM In LP, Atlantic Out LP, Atlantic RM In LP, Michigan In LLC, Mid-Con In LLC, Michigan Texas, Mid-Con Texas, R&M In LLC, Pipe Line GP LLC, Atlantic In LLC, Atlantic Out LLC and Services Out LLC has been duly incorporated or organized and is validly existing in good standing as a corporation, limited liability company or limited partnership, as the case may be, under the laws of its jurisdiction of incorporation or organization with full corporate, limited liability company or partnership power and authority, as the case may be, to own or lease its properties to be owned or leased at the Delivery Date, to assume the liabilities being assumed by it pursuant to the Merger and Contribution Agreements and to conduct its business to be conducted by it at the Delivery Date, in each case in all material respects.

           (h) Ownership of General Partner Interests. At the Delivery Date, the General Partner will be the sole general partner of the Partnership with a 2.0% general partner interest in the Partnership; such general partner interest will be duly authorized and validly issued in accordance with the partnership agreement of the Partnership (as the same may be amended and restated at or prior to the Delivery Date, the "Partnership Agreement"); and the General Partner will own such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims.

           (i) Ownership of the Sponsor Units and Incentive Distribution Rights. Assuming no exercise of the Underwriters' over-allotment option under the Underwriting Agreement, at the Delivery Date, the General Partner will own 7,472,528 Common Units and 12,472,528 Subordinated Units (all such Common and Subordinated Units being collectively referred to herein as the "Sponsor Units"); all of such Sponsor Units and the limited partner interests represented thereby will be duly authorized and validly issued in accordance with the Partnership Agreement, and will be fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in the Prospectus (as defined in the Underwriting Agreement) under the caption "The Partnership Agreement--Limited Liability"); at the Delivery Date the General Partner will own all of the Incentive Distribution Rights, and such Incentive Distribution Rights will be duly authorized and validly issued in accordance with the Partnership Agreement, and will be fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in the Prospectus under the caption "The Partnership Agreement--Limited Liability"); and the General Partner will own the Sponsor Units and the Incentive Distribution Rights free and clear of all liens, encumbrances (except, with respect to the Incentive Distribution Rights, restrictions on


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

transferability as described in the Prospectus), security interests, equities, charges or claims.

           (j) Valid Issuance of Initial Notes. At the Delivery Date, the Initial Notes will be duly authorized by the partnership agreement of the Operating Partnership (as the same may be amended and restated at or prior to the Delivery Date, the "Operating Partnership Agreement") and, when issued and delivered to the Initial Purchasers against payment therefor in accordance with the terms hereof, will be validly issued.

           (k) Ownership of LA LLC. At the Delivery Date, the General Partner will own a 100% member interest in LA LLC; such member interest will have been duly authorized and validly issued in accordance with the limited liability company agreement of LA LLC (as the same may be amended and restated at or prior to the Delivery Date, the "LA LLC Agreement") and will be fully paid (to the extent required under the LA LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and the General Partner will own such member interest free and clear of all liens, encumbrances, security interests, equities, charges or claims.

           (l) Ownership of GP LLC. At the Delivery Date, the Partnership will own a 100% member interest in GP LLC; such member interest will be duly authorized and validly issued in accordance with the limited liability company agreement of GP LLC (as the same may be amended and restated at or prior to the Delivery Date, the "GP LLC Agreement") and will be fully paid (to the extent required under the GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and the Partnership will own such member interest free and clear of all liens, encumbrances, security interests, equities, charges or claims.

           (m)   Ownership of the Operating Partnership.  At the Delivery Date:

   (i) GP LLC will be the sole general partner of the Operating Partnership with a .01% general partner interest in the Operating Partnership; such general partner interest will be duly authorized and validly issued in accordance with the Operating Partnership Agreement; and GP LLC will own such general partner interest free and clear of all liens, encumbrances (except restrictions on transferability as described in the Offering Memorandum, security interests, equities, charges or claims; and

   (ii) the Partnership will be the sole limited partner of the Operating Partnership with a 99.99% limited partner interest in the Operating Partnership; such limited partner interest will be duly authorized and validly issued in accordance with the Operating Partnership Agreement and will be fully paid (to the extent required under the Operating Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Section 17-607 of Delaware LP Act); and the Partnership will own such limited partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims.

           (n) Ownership of OLP GP LLC. At the Delivery Date, the Operating Partnership will own a 100% member interest in OLP GP LLC; such member interest will be duly authorized and validly issued in accordance with the respective limited liability company agreement of OLP GP LLC (as the same may be amended and restated at or prior to the Delivery Date, the "OLP GP LLC Agreement") and will be fully paid (to the extent required under the OLP GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and the Operating Partnership will own such member interests free and clear of all liens, encumbrances, security interests, equities, charges or claims.

           (o)   Ownership of Sun Pipeline LP and RM In LP.  At the Delivery
Date:

   (i) OLP GP LLC will be the sole general partner of each of Sun Pipeline LP and RM In LP with a .01% general partner interest in each of Sun Pipeline LP and RM In LP; such general partner interests will be duly authorized and validly issued in accordance with the partnership agreement of each of Sun Pipeline LP and RM In LP (together, as the same may be amended and restated at or prior to the Delivery Date, the "Operating Subsidiary Partnership Agreements"); and OLP GP LLC will own such general partner interests free and clear of all liens, encumbrances (except restrictions on transferability as described in the Offering Memorandum), security interests, equities, charges or claims; and

   (ii) the Operating Partnership will be the sole limited partner of each of Sun Pipeline LP and RM In LP with a 99.99% limited partner interest in each of Sun Pipeline LP and RM In LP; such limited partner interests will be duly authorized and validly issued in accordance with each Operating Subsidiary Partnership Agreement and will be fully paid (to the extent required under the Operating Subsidiary Partnership Agreements) and nonassessable (except as such nonassessability may be affected by Section 17-607 of the Delaware LP Act); and the Partnership will own such limited partner interests free and clear of all liens, encumbrances, security interests, equities, charges or claims.

           (p) Ownership of General Partner. At the Delivery Date, Sun Delaware, Sunoco Texas, Sunoco R&M and Atlantic Petroleum will own 100% of the member interests in the General Partner; such member interests will be duly authorized and validly issued in accordance with the limited liability company agreement of the General Partner (as the same may be amended and restated at or prior to the Delivery Date, the "General Partner LLC Agreement") and will be fully paid (to the extent required under the General Partner LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section ____ of the Pennsylvania LCC Act); and Sun Delaware, Sunoco Texas, Sunoco R&M and Atlantic Petroleum will own such member interests free and clear of all liens, encumbrances, security interests, equities, charges or claims.

        (q) Ownership of Other Entities. At the Delivery Date, Sunoco will own, directly or indirectly, all of the issued and outstanding capital stock, member interests or partnership interests, as the case may be, of Sun Delaware, Sunoco R&M, Sun Atlantic R&M, Sun Atlantic BV, Atlantic Petroleum, Sunoco Texas, Atlantic Out LLC, Michigan In LLC, Mid-Con In LLC, Services LP, Atlantic In LP, Atlantic RM In LP, Atlantic Out LP and Atlantic Out LP free and clear of all liens, encumbrances, security interests, equities, charges or claims.

        (r) No Other Subsidiaries. Other than (A) the Partnership's ownership of a 100% member interest in GP LLC and a 99.99% limited partner interest in the Operating Partnership, (B) GP LLC's ownership of a .01% general partner interest in the Operating Partnership, (C) the Operating Partnership's ownership of a 100% member interest in OLP GP LLC, Michigan In LLC and Mid-Con In LLC and a 99.99% limited partner interest in each of Sun Pipeline LP, RM In LP, Services LP, Atlantic In LP and Atlantic RM In LP, and (D) OLP GP LLC's ownership of a
 .01% general partner interest in each of Sun Pipeline LP, RM In LP, Services LP, Atlantic In LP and Atlantic RM In LP, none of the Partnership, GP LLC, the Operating Partnership nor OLP GP LLC will own at the Delivery Date, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity. Other than its ownership of its partnership interests in the Partnership and its ownership of a 100% member interest in LA LLC, the General Partner will not own at the Delivery Date, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.

        (s) Enforceability of Agreement. This Agreement has been duly authorized and validly executed and delivered by each of the Sunoco Parties, and constitutes the valid and legally binding agreement of each of the Sunoco Parties, enforceable against each of the Sunoco Parties in accordance with its terms, provided that the enforceability hereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); provided, further, that the indemnity and contribution provisions hereunder may be limited by federal or state securities laws.

        (t) Conformity to Description of Initial Notes. The Initial Notes, when issued and delivered against payment therefor as provided herein, will conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

        (u)    Enforceability of Other Agreements.  At or before the Delivery
Date:

   (i) the Partnership Agreement will be duly authorized, executed and delivered by the General Partner and Sun Delaware as the "Organizational Limited Partner," and will be a valid and legally binding agreement of the General Partner and the Organizational Limited Partner, enforceable against the General Partner and the Organizational Limited Partner in accordance with its terms;

(ii) the LA LLC Agreement will be duly authorized, executed and delivered by the Partnership and will be a valid and legally binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms;

(iii) the GP LLC Agreement will be duly authorized, executed and delivered by the Partnership and will be a valid and legally binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms;

(iv) the Operating Partnership Agreement will be duly authorized, executed and delivered by GP LLC and the Partnership and will be a valid and legally binding agreement of GP LLC and the Partnership, enforceable against GP LLC and the Partnership in accordance with its terms;

(v) the OLP GP LLC Agreement will be duly authorized, executed and delivered by the Operating Partnership and will be a valid and legally binding agreement of the Operating Partnership, enforceable against the Operating Partnership in accordance with its terms;

(vi) the Operating Subsidiary Partnership Agreements will be duly authorized, executed and delivered by OLP GP LLC and the Operating Partnership and will be a valid and legally binding agreement of OLP GP LLC and the Operating Partnership, enforceable against OLP GP LLC and the Operating Partnership in accordance with its terms;

(vii) the General Partner LLC Agreement will be duly authorized, executed and delivered by Sun Delaware, Sunoco Texas, Sunoco R&M, Atlantic Petroleum and Atlantic Out LP and will be a valid and legally binding agreement of each of Sun Delaware, Sunoco Texas, Sunoco R&M, Atlantic Petroleum and Atlantic Out LP, enforceable against the Operating Partnership in accordance with its terms;

(viii) the Underwriting Agreement will be duly authorized, executed and delivered by the Sunoco Parties and will be a valid and legally binding agreement of the Sunoco Parties enforceable against each of the Sunoco Parties in accordance with its terms;

(ix) the Registration Rights Agreement will be duly authorized, executed and delivered by the Operating Partnership and the Initial Purchasers and will be a valid and legally binding agreement of the Operating Partnership and each of the Initial Purchasers enforceable against the Operating Partnership and the Initial Purchasers in accordance with its terms;

(x) the Indenture will be duly authorized, executed and delivered by the Operating Partnership, as issuer, by the Partnership, Sun Pipeline LP and RM In LP, as guarantors (collectively, the "Guarantors"), and by the trustee thereunder and will be a valid and legally binding agreement of the Operating Partnership and each of the Guarantors enforceable against the Operating Partnership and the Guarantors in accordance with its terms;

(xi) the Notes will be duly authorized for issuance and sale to the initial purchasers thereof and, when issued and authenticated in accordance with the terms of this Agreement, will constitute the valid and binding obligations of the Operating Partnership and each of the Guarantors, enforceable against the Operating Partnership and each of the Guarantors and entitled to the benefits of the Indenture;

(xii) the Credit Agreement will be duly authorized, executed and delivered by the Operating Partnership and the Guarantors and will be a valid and legally binding agreement of the Operating Partnership and the Guarantors enforceable against the Operating Partnership and the Guarantors in accordance with its terms;

(xiii) each of the Merger and Contribution Agreements will be duly authorized, executed and delivered by the parties thereto and will be a valid and legally binding agreement of each of them enforceable against each of them in accordance with its terms;

(xiv) the omnibus agreement (the "Omnibus Agreement") will be duly authorized, executed and delivered by each of Sunoco, Sunoco R&M, Sun Delaware, Atlantic Petroleum, the General Partner, the Partnership and the Operating Partnership, and will be a valid and legally binding agreement of each of them enforceable against each of them in accordance with its terms;

(xv) the pipelines and terminals storage and throughput agreement (the "Pipelines and Terminals Agreement") will be duly authorized, executed and delivered by each of Sunoco R&M, the General Partner, the Partnership, the Operating Partnership, RM In LP, OLP GP LLC and GP LLC will be a valid and legally binding agreement of each of them enforceable against each of them in accordance with its terms;

(xvi) the crude oil purchase agreements (the "Crude Oil Purchase Agreements") will be duly authorized, executed and delivered by each of Sunoco, Sunoco R&M, the General Partner, the Partnership, Operating Partnership [and the other parties thereto], and will be a valid and legally binding agreement of each of them enforceable against each of them in accordance with its terms;

(xvii) the interrefinery lease agreement (the "Lease Agreement") will be duly authorized, executed and delivered by Sunoco R&M, the General Partner, the Partnership, the Operating Partnership [and the other parties thereto], and will be a valid and legally binding agreement of each of them enforceable against each of them in accordance with its terms; and

(xviii)    the treasury services agreement (the "Treasury Services Agreement")
      will be duly authorized, executed and delivered by each of Sunoco, the General Partner, the Partnership, the Operating Partnership [and the other parties thereto], and will be a valid and legally binding agreement of each of them enforceable against each of them in accordance with its terms;

provided that, with respect to each agreement described in this Section 1(u), the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and provided further, that the indemnity, contribution and exoneration provisions contained in any of such agreements may be limited by applicable laws and public policy. The Partnership Agreement, the LA LLC Agreement, the GP LLC Agreement, the OLP GP LLC Agreement, the Operating Subsidiary Partnership Agreements, the General Partner LLC Agreement, the Underwriting Agreement, the Indenture, the Notes, the Credit Agreement, the Merger and Contribution Agreements, the Omnibus Agreement, the Pipelines and Terminals Agreement, the Crude Oil Purchase Agreements, the Lease Agreement and the Treasury Services Agreement are herein collectively referred to as the "Operative Agreements."

           (v) Effective Date of Mergers and Conversions. On or before to the Delivery Date, the Mergers will become effective under the Texas LP Act, the Texas LLC Act, the TBCA, the Delaware LLC Act and the DGCL, as applicable, and the Conversion will become effective under the DGCL and the Delaware LP Act.

           (w)   Sufficiency of Transferred Assets Under Conveyances.
     The Conveyances will be legally sufficient to transfer or convey to the Operating Partnership and the Operating Subsidiaries, as the case may be, all properties not already held by them that are, individually or in the aggregate, required to enable the Operating Partnership and the Operating Subsidiaries to conduct their operations (in all material respects as contemplated by the Offering Memorandum), subject to the conditions, reservations, encumbrances and limitations contained in the Merger and Contribution Agreements and those set forth in the Offering Memorandum; provided that any lack of title to pipeline rights-of-way as are necessary to enable the Operating Partnership and the Operating Subsidiaries to continue to own and operate the pipelines located therein in the manner that such pipelines were owned and operated prior to the Delivery Date will be subject to the indemnification provisions of Section 3.4 of the Omnibus Agreement. The Operating Partnership and the Operating Subsidiaries, as the case may be, upon execution and delivery of the Conveyances, succeeded or will succeed in all material respects to the business, assets, properties, liabilities and operations of the Sunoco Logistics Business as reflected by the pro forma financial statements of the Partnership, except as disclosed in the Offering Memorandum and the Merger and Contribution Agreements.

           (x)   No Conflicts. None of the offering, issuance and sale by the

     Operating Partnership of the Notes, the execution, delivery and performance of this Agreement or the Operative Agreements by the Sunoco Entities which are parties hereto or thereto, or the consummation of the transactions contemplated hereby and thereby (including the Transactions) (i) conflicts or will conflict with or constitutes or will constitute a violation of the agreement of limited partnership, limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents of any of the Sunoco Entities, (ii) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Sunoco Entities is a party or by which any of them or any of their respective properties may be bound, (iii) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to any of the Sunoco Entities or any of their properties in a proceeding to which any of them or their property is or was a party, or (iv) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Sunoco Entities, which conflicts, breaches, violations, defaults or liens, in the case of clauses (ii), (iii) or (iv), would, individually or in the aggregate, have a Material Adverse Effect.

           (y) No Consents. No permit, consent, approval, authorization, order, registration, filing or qualification ("consent") of or with any court, governmental agency or body having jurisdiction over the Sunoco Entities or any of their respective properties is required in connection with the offering, issuance and sale by the Operating Partnership of the Notes, the execution, delivery and performance of this Agreement and the Operative Agreements by the Sunoco Entities party thereto, or the consummation by the Sunoco Entities of the transactions contemplated by this Agreement or the Operative Agreements (including the Transactions), except (i) for such consents required under the Securities Act, the Exchange Act, and state securities or Blue Sky laws, (ii) for such consents that have been, or prior to the Delivery Date will be, obtained, (iii) for such consents which, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect, (iv) for such consents which are (A) of a routine or administrative nature, (B) are not customarily obtained or made prior to the consummation of transactions such as those contemplated by this Agreement and the Operative Agreements and (C) are expected in the reasonable judgment of the General Partner to be obtained in the ordinary course of business subsequent to the consummation of the Transactions, and (v) as disclosed in the Offering Memorandum.

           (z) No Default. None of the Sunoco Entities is (i) in violation of its certificate or agreement of limited partnership, limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents, (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it, or (iii) in breach, default (and no event which, with notice or lapse of time or both, would constitute such a default has occurred or is continuing) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation, in the case of clause (ii) or (iii), would, if continued, have a Material Adverse Effect, or could materially impair the ability of any of the Sunoco Entities to perform their obligations under this Agreement or the Operative Agreements. To the knowledge of the Sunoco Parties, no third party to any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Sunoco Entities is a party or by which any of them are bound or to which any of their properties are subject, is in default under any such agreement, which breach, default or violation would, if continued, have a Material Adverse Effect.

           (aa) Independent Public Accountants. The accountants, Ernst & Young LLP, who have certified or shall certify the audited financial statements included in any Preliminary Offering Memorandum and the Offering Memorandum, are independent public accountants with respect to the Partnership and the General Partner as required by the Securities Act and the Rules and Regulations.

           (bb) Financial Statements. At September 30, 2001, the Partnership would have had, on the consolidated pro forma basis indicated in the Offering Memorandum (or any amendment or supplement thereto), a capitalization as set forth therein. The historical combined financial statements (including the related notes and supporting schedules) of Sunoco Logistics Business included in the Offering Memorandum (or any amendment or supplement thereto) comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act applicable to registration statements on Form S-1 under the Securities Act. Such historical financial statements fairly present fairly in all material respects the financial position, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein at the respective dates or for the respective periods which have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except to the extent disclosed therein. The selected historical and pro forma financial information set forth in the Preliminary Offering Memorandum and the Offering Memorandum (and any amendment or supplement thereto) under the caption "Selected Historical Financial and Operating Data of Sunoco Logistics (Predecessor) and Pro Forma Financial Data of Sunoco Logistics Partners" is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements and pro forma financial statements from which it has been derived. The pro forma financial statements of the Partnership included in the Preliminary Offering Memorandum (or any amendment or supplement thereto) and the Offering Memorandum (or any amendment or supplement thereto) have been prepared in all material respects in accordance with the applicable accounting requirements of Article 11 of Regulation S-X of the Commission; the assumptions used in the preparation of such pro forma financial statements are, in the opinion of the management of the Sunoco Parties, reasonable; and the pro forma adjustments reflected in such pro forma financial statements have been properly applied to the historical amounts in compilation of such pro forma financial statements.

           (cc) No Material Adverse Change. None of the Partnership Entities has sustained since the date of the latest audited financial statements included in the Offering Memorandum (or any amendment or supplement thereto) any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, investigation, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum (or any amendment or supplement thereto). Except as disclosed in the Offering Memorandum (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Offering Memorandum (or any amendment or supplement thereto), (i) none of the Sunoco Entities has incurred any liability or obligation, indirect, direct or contingent, or entered into any transactions, not in the ordinary course of business, that, singly or in the aggregate, is material to the Partnership Entities, taken as a whole,
(ii) there has not been any material change in the capitalization, or material increase in the short-term debt or long-term debt, of the Partnership Entities and (iii) there has not been any material adverse change, or any development involving or which may reasonably be expected to involve, singly or in the aggregate, a prospective material adverse change in or affecting the general affairs, condition (financial or other), business, prospects, assets or results of operations of the Partnership Entities, taken as a whole.

           (dd) Legal Proceedings. There are no legal or governmental proceedings pending or, to the knowledge of the Sunoco Parties, threatened, against any of the Sunoco Entities, or to which any of the Sunoco Entities is a party, or to which any of their respective properties is subject, and there are no agreements, contracts, indentures, leases or other instruments, that are not disclosed in the Offering Memorandum (or any amendment or supplement thereto) and which are reasonably likely to have a Material Adverse Effect on the general affairs, management, consolidated financial position, stockholders' equity, results of operations, business or prospects of the Sunoco Entities or to materially affect the issuance of the Notes or the consummation of any of the other transactions contemplated by this Agreement, the Indenture, and the Registration Rights Agreement. The Offering Memorandum (and any amendment or supplement thereto) contains accurate summaries of all material agreements, contracts, indentures, leases or other instruments.

           (ee) No Distribution of Other Offering Materials. None of the Sunoco Parties has distributed and, prior to the later to occur of (i) the Delivery Date and (ii) completion of the distribution of the Initial Notes, will not distribute any offering material in connection with the offering and sale of the Initial Notes other than the Preliminary Offering Memorandum and the Offering Memorandum.

           (ff) Title to Properties. At the Delivery Date, the Operating Partnership and the Operating Subsidiaries, as the case may be, will have good and indefeasible title to all real property and good title to all personal property described in the Offering Memorandum to be owned by the Operating Partnership and the Operating Subsidiaries, as the case may be, free and clear of all liens, claims, security interests or other encumbrances except (i) as described in the Offering Memorandum or (ii) such as do not materially interfere with the use of such properties taken as a whole as they have been used in the past and are proposed to be used in the future as described in the Offering Memorandum, provided that, with respect to any real property and buildings held under lease by the Operating Partnership and the Operating Subsidiaries, such real property and buildings are held under valid and subsisting and enforceable leases with such exceptions as do not materially interfere with the use of such properties taken as a whole as they have been used in the past and are proposed to be used in the future as described in the Offering Memorandum.

           (gg) Rights-of-Way. At the Delivery Date, each of the Partnership Entities at the Delivery Date will have, such consents, easements, rights-of-way, permits or licenses from each person (collectively, "rights-of-way") as are necessary to conduct its business in the manner described in the Offering Memorandum, except for (i) qualifications, reservations and encumbrances as may be set forth in the Offering Memorandum that do not and could not reasonably be expected to have a material adverse effect upon the ability of the Partnership Entities, taken as a whole, to conduct their businesses in all material respects as currently conducted and as contemplated by the Offering Memorandum to be conducted and (ii) such rights-of-way that, if not obtained, would not have, individually or in the aggregate, a material adverse effect upon the ability of the Partnership Entities, taken as a whole, to conduct their businesses in all material respects as currently conducted and as contemplated by the Offering Memorandum to be conducted; other than as set forth in the Offering Memorandum, each of the Partnership Entities has, or at the Delivery Date will have, fulfilled and performed all its material obligations with respect to such rights-of-way and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, terminations and impairments that would not have a material adverse effect upon the ability of the Partnership Entities, taken as a whole, to conduct their businesses in all material respects as currently conducted and as contemplated by the Offering Memorandum to be conducted; and, except as described in the Offering Memorandum, none of such rights-of-way contains any restriction that is materially burdensome to the Partnership Entities, taken as a whole.

           (hh) Permits. Each of the Partnership Entities has, or at the Delivery Date will have, such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities ("permits") as are necessary to own or lease its properties and to conduct its business in the manner described in the Offering Memorandum, subject to such qualifications as may be set forth in the Offering Memorandum and except for such permits that, if not obtained, would not have, individually or in the aggregate, a Material Adverse Effect; each of the Partnership Entities has, or at the Delivery Date will have, fulfilled and performed all its material obligations with respect to such permits and no event has occurred that would prevent the permits from being renewed or reissued or which allows, or after notice or lapse of time would allow, revocation or termination thereof or results or would result in any impairment of the rights of the holder of any such permit, except for such non-renewals, non-issues, revocations, terminations and impairments that would not, individually or in the aggregate, have a Material Adverse Effect.

           (ii) Books and Records. The Operating Partnership (i) makes and keeps books, records and accounts that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets and (ii) maintains systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

           (jj) Tax Returns. Each of the Sunoco Entities has filed (or has obtained extensions with respect to) all material federal, state and foreign income and franchise tax returns required to be filed through the date hereof, which returns are complete and correct in all material respects, and has timely paid all taxes shown to be due pursuant to such returns, other than those (i) that are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles or (ii) which, if not paid, would not reasonably be likely to result in a Material Adverse Effect.

           (kk) Investment Company/Public Utility Holding Company. None of the Partnership Entities is now, and after sale of the Initial Notes to be sold by the Operating Partnership hereunder and application of the net proceeds from such sale as described in the Offering Memorandum under the caption "Use of Proceeds" will be, (i) an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "public utility company," "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" thereof, under the Public Utility Holding Company Act of 1935, as amended.

           (ll) Environmental Compliance. Except as described in the Offering Memorandum, the Sunoco Entities (i) are in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety and the environment or imposing liability or standards of conduct concerning any Hazardous Materials (as defined below) ("Environmental Laws"), (ii) have received all permits required of them under applicable Environmental Laws to conduct their respective businesses, (iii) are in compliance with all terms and conditions of any such permits and (iv) do not have any liability in connection with the release into the environment of any Hazardous Material, except where such noncompliance with Environmental Laws, failure to receive required permits, failure to comply with the terms and conditions of such permits or liability in connection with such releases would not, individually or in the aggregate, have a Material Adverse Effect. The term "Hazardous Material" means (A) any "hazardous substance" as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any "hazardous waste" as defined in the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

           (mm) No Labor Dispute. Except as disclosed in the Offering Memorandum, no labor dispute with the employees of the Sunoco Entities that are engaged in the Sunoco Logistics Business exists or, to the knowledge of the Sunoco Parties, is imminent or threatened; and except as disclosed in the Offering Memorandum, none of the Sunoco Parties is aware of any existing, imminent or threatened labor disturbance by the employees of any of its lessees that would, individually or in the aggregate, be reasonably likely to result in a Material Adverse Effect.

           (nn) Insurance. The Sunoco Entities maintain insurance covering their properties, operations, personnel and businesses against such losses and risks as are reasonably adequate to protect them and their businesses in a manner consistent with other businesses similarly situated. None of the Sunoco Entities has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance; all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Delivery Date.

           (oo) Litigation. Except as described in the Offering Memorandum, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Sunoco Parties, threatened, to which any of the Sunoco Entities is or may be a party or to which the business or property of any of the Sunoco Entities is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental agency, and (iii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any of the Sunoco Entities is or may be subject, that, in the case of clauses (i), (ii) and (iii) above, is reasonably expected to (A) singly or in the aggregate have a Material Adverse Effect, (B) prevent or result in the suspension of the offering and issuance of the Notes, or (C) in any manner draw into question the validity of this Agreement or any Operative Agreement.

           (pp) Private Placement. The offer, sale and issuance of the Sponsor Units and the Incentive Distribution Rights to the General Partner pursuant to the Partnership Agreement are exempt from the registration requirements of the Securities Act, the Rules and Regulations and the securities laws of any state having jurisdiction with respect thereto, and none of the Sunoco Entities has taken or will take any action that would cause the loss of such exemption.

           (qq) No Solicitation. Neither the Operating Partnership nor any affiliate (as defined in Rule 501(b) of Regulation D ("Regulation D") under the Securities Act) of the Operating Partnership has directly, or through any agent (provided that no representation is made as to the Initial Purchasers or any person acting on their behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or could be integrated with the offering and sale of the Initial Notes in a manner that would require the registration of the Initial Notes under the Securities Act or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) in connection with the offering of the Notes. No securities of the same class as the Initial Notes have been issued and sold by the Operating Partnership within the six-month period immediately prior to the date hereof.

           (rr) Separate Class of Securities. When the Initial Notes are issued and delivered pursuant to this Agreement, such Initial Notes will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Operating Partnership that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

           (ss) Regulation S. Neither the Operating Partnership nor any of its subsidiaries or affiliates or any person acting on its or their behalf has engaged or will engage during the applicable restricted period in any directed selling efforts within the meaning of Rule 902(b) of Regulation S with respect to the Initial Notes, and the Operating Partnership nor any of its subsidiaries or affiliates and all persons acting on their behalf have complied with and will comply with the offering restriction requirements of Regulation S in connection with the offering of the Initial Notes outside the United States; provided that no representation is made as to the Initial Purchasers or any person, acting on their behalf.

           (tt) Offshore Transactions. The sale of the Initial Notes pursuant to Regulation S are "offshore transactions" and are not part of a plan or scheme to evade the registration provisions of the Securities Act.

           (uu) Rule 144A(d)(4) Information. The Operating Partnership is not required to deliver the information specified in Rule 144A(d)(4) under the Securities Act in connection with the Exempt Resales.

        2. Representations, Warranties and Agreements of the Initial Purchasers. Each Initial Purchaser represents, warrants and agrees that:

           (a) The Initial Purchaser is a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Notes.

           (b) The Initial Purchaser (i) is not acquiring the Initial Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Initial Notes in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction; (ii) in connection with the Exempt Resales, will solicit offers to buy the Notes only from, and will offer to sell the Notes only to, the Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Offering Memorandum; and (iii) will not offer or sell the Notes pursuant to, nor has it offered or sold the Notes by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D; including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising).

              (c) The Initial Purchaser represents that it has not offered, sold or delivered the Notes, and will not offer, sell or deliver the Initial Notes (i) as part of its distribution at any time or (ii) otherwise until 41 days after the date of the Offering Memorandum, within the United States or to, or for the account or benefit of U.S. persons, except in accordance with Rule 144A under the Act. Accordingly, the Initial Purchaser represents and agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts within the meaning of Rule 902(b) of Regulation S with respect to the Initial Notes, and it, its affiliates and all persons acting on its behalf have complied and will comply with the offering restrictions requirements of Regulation S.

              (d) The Initial Purchaser agrees not to cause any advertisement of the Initial Notes to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Notes.

              (e) The Initial Purchaser understands that the Operating Partnership and, for purposes of the opinions to be delivered to you pursuant to Section 8 hereof, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and you hereby consent to such reliance.

        The terms used in this Section 2 that have meanings assigned to them in Regulation S are used herein as so defined.

     The Initial Purchasers further agree that, in connection with the Exempt Resales, they will solicit offers to buy the Initial Notes only from, and will offer to sell the Initial Notes only to, the Eligible Purchasers in Exempt Resales.

        3. Purchase of the Initial Notes. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Operating Partnership agrees to sell $250.0 million aggregate principal amount of Initial Notes to the Initial Purchasers and each of the Initial Purchasers, severally and not jointly, agrees to purchase the aggregate principal amount of the Initial Notes set forth opposite that Initial Purchaser's name in Schedule 1 hereto. The Initial Purchasers will purchase the Notes at an aggregate purchase price equal to ___% of the principal amount thereof (the "Purchase Price").

        The Operating Partnership shall not be obligated to deliver any of the Initial Notes to be delivered on the Delivery Date, except upon payment for all the Initial Notes to be purchased on the Delivery Date as provided herein.

        4. Offering of Initial Notes by the Initial Purchasers. Upon authorization by the Representatives of the release of the Initial Notes, the Initial Purchasers propose to offer the Notes for sale upon the terms and conditions set forth in the Offering Memorandum.

        5. Delivery of and Payment for the Initial Notes. Delivery of and payment for the Initial Notes shall be made at the offices of Vinson & Elkins L.L.P. at 9:00 A.M.,

Houston, Texas time, on the fourth full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Operating Partnership. This date and time are sometimes referred to as the "Delivery Date." On the Delivery Date, one or more Initial Notes in definitive form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), or such other names as the Initial Purchasers may request upon at least one business day's notice to the Operating Partnership, having an aggregate principal amount corresponding to the aggregate principal amount of Initial Notes sold pursuant to Eligible Resales (collectively, the "Global Notes"), shall be delivered by the Operating Partnership to the Initial Purchasers, against payment by the Initial Purchasers of the purchase price thereof by wire transfer of immediately available funds as the Company may direct by written notice delivered to you two business days prior to the Closing Date. The Global Notes in definitive form shall be made available to you for inspection not later than 9:00 a.m. on the business day immediately preceding the Closing Date. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Initial Purchaser hereunder.

           6. Further Agreements of the Sunoco Parties. Each of the Sunoco Parties, jointly and separately, covenants and agrees with each Initial
Purchaser:

                (a) Preparation of Offering Memorandum. (i) To prepare the Offering Memorandum in a form approved by the Representatives; (ii) to make no further amendment or any supplement to the Offering Memorandum except as permitted herein; (iii) to advise the Representatives promptly of the happening of any event that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires the making of any additions to or changes in the Preliminary Offering Memorandum or Offering Memorandum in order to make the statements therein, in light of the circumstances under which they were made, not misleading; (iv) to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the qualification or exemption of the Notes under any state securities or Blue Sky laws; and (v) in the event of the issuance by the Commission of any stop order or of any order preventing or suspending the qualification or exemption of the Notes under any state securities or Blue Sky laws, to use promptly its best efforts to obtain its withdrawal or the lifting of such order at the earliest possible time.

                (b) Copies of Documents to Representatives. To deliver promptly to the Representatives such number of the Preliminary Offering Memorandum, the Offering Memorandum and any amended or supplemented Offering Memorandum as the Representatives shall reasonably request; and, if the delivery of an Offering Memorandum is required at any time in connection with the offering or sale of the Notes or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Memorandum is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Offering Memorandum in order to comply with this Agreement, to notify the Representatives and, upon their request, to prepare and furnish without charge to each Initial Purchaser as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Offering Memorandum which will correct such statement or omission or effect such compliance.

           (c) Copies of Reports. For a period of two years following the Delivery Date, to furnish or make available to the Representatives copies of all materials furnished by the Partnership to its security holders and all reports and financial statements furnished by the Partnership to the principal national securities exchange upon which the Firm Units may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder.

           (d) Qualifications. Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Notes for offering and sale by dealers under the state securities or Blue Sky laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes; provided, that in no event shall the Operating Partnership or the General Partner be obligated in connection therewith to qualify as a foreign limited partnership or a foreign limited liability company, or to file a general consent to service of process in any jurisdiction.

           (e) Lock-up Period; Lock-up Letters. For a period of 180 days from the date of the Offering Memorandum, not to, directly or indirectly, (i) offer for sale, sell, pledge, grant any option to purchase, issue any instrument convertible into or exchangeable for, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any debt securities of the Operating Partnership or any of its subsidiaries having a maturity of more than one year from the date of issue of such securities, except (A) for New Notes in connection with the Exchange Offer or (B) with your prior consent, or (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such debt securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Notes or other debt securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc. on behalf of the Initial Purchasers; provided, however, that the foregoing restrictions do not apply to the sale of Initial Notes by the Operating Partnership to the Initial Purchasers in connection with the Initial Notes offering contemplated hereby. Each executive officer and director of the General Partner shall furnish to the Representatives, prior to the Delivery Date, a letter or letters, substantially in the form of Exhibit B hereto, pursuant to that each such person shall agree not to, directly or indirectly, (1) offer for sale, sell, pledge, grant any option to purchase issue any instrument convertible into or exchangeable for, or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any debt securities of the Operating Partnership or any of its subsidiaries having a maturity of more than one year from the date of issue of such securities, except (A) for New Notes in connection with the Exchange Offer or (B) with your prior consent, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such debt securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Notes or other debt securities, in cash or otherwise, in each case for a period of 180 days from the date of the Offering Memorandum, without the prior written consent of Lehman Brothers Inc. on behalf of the Initial Purchasers.

           (f) Application of Proceeds. To apply the net proceeds from the sale of the Initial Notes as set forth in the Offering Memorandum.

           (g) Consents. To cause the Sunoco Entities to accomplish or obtain as soon as practicable all consents, recordings and filings necessary to perfect, preserve and protect the title of the Operating Partnership and the Operating Subsidiaries to the properties and assets owned by them as a result of the Transactions.

           (h) Compliance with Registration Rights Agreement. To comply with its agreements in the Registration Rights Agreement, and all agreements set forth in the representation letters of the Operating Partnership to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

           (i) Rule 144A(d) Information. For so long as the Initial Notes remain outstanding and are Restricted Securities within the meaning of Rule 144(a)(3) under the Securities Act, to make available to such registered holder or beneficial owner of the Initial Notes in connection with any sale thereof and any prospective purchaser of such Initial Notes from such registered holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

       7. Expenses. The Sunoco Parties agree to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Notes and any taxes payable in that connection; (b) the costs of preparing, printing, filing and distributing the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements thereto, (c) the costs of preparing, printing (including, without limitation, word processing and duplication costs) and delivering this Agreement, the Indenture, any Blue Sky Memoranda and any other agreements, memoranda, correspondence and other documents printed and delivered in connection herewith and with the Exempt Resales; (d) the costs of issuance and delivery by the Operating Partnership of the Notes; (e) the fees and expenses of qualifying the Notes for offer and sale under the securities or Blue Sky law of the several states (including related fees and expenses of counsel to Initial Purchasers); (f) the costs of furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested by the Initial Purchasers for use in connection with the initial Exempt Resales; (g) the costs of preparing certificates for the Notes including, without limitation, printing and engraving; (h) all applicable listing or other similar fees; (i) all fees and expenses of the Operating Partnership in connection with the approval of the Notes by DTC for "book-entry" transfer; (j) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statements and any amendments and exhibits thereto; (k) the costs of distributing the

Registration Statements as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits); (l) the fees, disbursements and expenses of the Trustee and the Trustee's counsel;
(m) the costs and charges of any transfer agent or registrar; and (n) all other costs and expenses incident to the performance of the obligations of the Operating Partnership under this Agreement; provided that, except as provided in this Section 7 and in Section 12 hereof, the Initial Purchasers shall pay their own costs and expenses, including the costs and expenses of their counsel.

         8. Conditions of Initial Purchasers' Obligations. The respective obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the Sunoco Parties contained herein, to the performance by the Sunoco Parties of their respective obligations hereunder and to each of the following additional terms and conditions:

              (a) The Offering Memorandum shall have been printed and copies made available to the Initial Purchasers not later than [11:00] A.M., Houston, Texas time, on the day following the date of this Agreement, or at such later date and time as you may approve in writing.

              (b) The Initial Purchasers shall not have discovered and disclosed to the Operating Partnership on or prior to the Delivery Date that the Offering Memorandum or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of the counsel for the Initial Purchasers, is material or omits to state a fact which, in the opinion of such counsel, is material and is necessary to make the statements, in light of the circumstances under which they were made, not misleading. There shall have been no stop order suspending the qualification or exemption of the Initial Notes under any state securities or Blue Sky laws.

              (c) All corporate, partnership and limited liability company proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Operative Agreements, the Notes, the Offering Memorandum, and all other legal matters relating to this Agreement, the transactions contemplated hereby and the Transactions shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Operating Partnership shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

              (d) The closing of the issuance and sale of the Common Units and the other transactions contemplated by the Underwriting Agreement shall occur contemporaneously with the issuance and sale of the Initial Notes and the other transactions contemplated by this Agreement.

              (e) Vinson & Elkins L.L.P. shall have furnished to the Representatives their written opinion, as special counsel for the Sunoco Entities, addressed to the Initial Purchasers and dated the Delivery Date, in form and substance satisfactory to the Representatives, with respect to the matters set forth in Exhibit C to this Agreement.

           (f) Blank Rome Comisky & McCauley LLP shall have furnished to the Representatives their written opinion, as counsel for the Sunoco Entities, addressed to the Initial Purchasers and dated the Delivery Date, in form and substance satisfactory to the Representative, with respect to the matters set forth in Exhibit D to this Agreement.

           (g) Michael Kuritzkes, General Counsel of Sunoco, shall have furnished to the Representatives his written opinion, addressed to the Initial Purchasers and dated the Delivery Date, in form and substance satisfactory to the Representatives, with respect to the matters set forth in Exhibit E to this Agreement.

           (h) Each of Kerr, Russell and Weber, PLC, opining as to the law of Michigan; Blank Rome Comisky & McCauley LLP, opining as to the law of New Jersey, New York and Pennsylvania; Thompson Hine LLP, opining as to the law of Ohio; and Hall, Estill, Hardwick, Gable, Golden & Nelson, a Professional Corporation, opining as to the law of Oklahoma, shall have furnished to the Representatives their written opinions, addressed to the Initial Purchasers and dated the Delivery Date, in form and substance satisfactory to the Representatives, with respect to the matters set forth in Exhibit F to this Agreement.

           (i) The Representatives shall have received from Baker Botts L.L.P., counsel for the Initial Purchasers, such opinion or opinions, dated the Delivery Date, with respect to the issuance and sale of the Initial Notes, the Offering Memorandum and other related matters as the Representatives may reasonably require, and the Operating Partnership shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

           (j) At the time of execution of this Agreement, the Representatives shall have received from Ernst & Young LLP a letter or letters, in form and substance satisfactory to the Representatives, addressed to the Initial Purchasers and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to purchasers in connection with the securities offerings.

           (k) With respect to the letter or letters of Ernst & Young LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the "initial letters"), the Operating Partnership shall have furnished to the Representatives a letter (the "bring-down letter") of such accountants, addressed to the Initial Purchasers and dated the Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters.

           (l) On the Delivery Date, there shall have been furnished to the Representatives (A) a certificate, dated the Delivery Date and addressed to the Representatives, signed on behalf of Sunoco, Sunoco R&M, Sun Delaware, Sunoco Texas and Atlantic Petroleum by the chairman of the board or the chief executive officer and the chief financial officer of Sunoco and (B) a certificate, dated the Delivery Date and addressed to the Representatives, signed on behalf of the General Partner, the Partnership, GP LLC and the Operating Partnership by the chairman of the board or chief executive officer and the chief financial officer of the General Partner, stating, in each case with respect to the entities covered by the certificate, that (i) the representations and warranties of such entities are true and correct, as if made at and as of the Delivery Date, and such entities have complied in all material respects with all the agreements and satisfied all the conditions on their part to be complied with or satisfied at or prior to the Delivery Date; (ii) no stop order suspending the qualification or exemption of the Notes under any state securities or Blue Sky laws; (iii) no event contemplated by subsections (l), (m) and (n) of this Section 8 in respect of the Partnership Entities shall have occurred; and (iv) they have carefully examined the Preliminary Offering Memorandum and the Offering Memorandum and, in their opinion (A) as of their respective dates and as of the Delivery Date, the Offering Memorandum did not and will not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the date of the Offering Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum.

           (m) Since the date of this Agreement, none of the Partnership Entities shall have sustained any material loss or interference with its business from fire, flood, explosion, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, investigation, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum, or shall have become a party to or the subject of any litigation, court or governmental action, investigation, order or decree that is materially adverse to the Partnership Entities, taken as a whole; nor shall there have been a change in the partners' capital, capital stock, members' interests, short-term debt or long-term debt of any of the Partnership Entities or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, operations, business, prospects, management, capitalization, financial condition, results of operations or net worth of the Partnership Entities other than as set forth or contemplated in the Offering Memorandum, which loss, litigation, change or development makes it, in the judgment of the Representatives, impractical or inadvisable to proceed with the offering or the delivery of the Notes being delivered on the Delivery Date on the terms and in the manner contemplated in the Offering Memorandum.

             (n)    Subsequent to the execution and delivery of this Agreement
     (i) no downgrading shall have occurred in the rating accorded the Operating Partnership's or the Partnership's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Operating Partnership's or the Partnership's debt securities.

             (o) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Operating Partnership or the Partnership on any exchange or in the over-the-counter market, shall have been suspended or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or
     (iv) there shall have occurred such a material adverse change in general domestic or international economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Initial Notes being delivered on the Delivery Date on the terms and in the manner contemplated in the Offering Memorandum.

             (p) The Sunoco Parties shall have furnished the Representatives such additional documents and certificates as the Representatives or counsel for the Initial Purchasers may reasonably request.

        All such opinions, certificates, letters and documents mentioned above or elsewhere in this Agreement shall be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Representatives and to counsel for the Initial Purchasers. The Operating Partnership shall furnish to the Representatives conformed copies of such opinions, certificates, letters and other documents in such number as they shall reasonably request.

        9.   Indemnification and Contribution.

             (a) The Sunoco Parties, jointly and severally, shall indemnify and hold harmless each Initial Purchaser, its officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which that Initial Purchaser, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
(i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or (B) in any blue sky application or other document prepared or executed by the Operating Partnership (or based upon any written information furnished by the Operating Partnership) specifically for the purpose of qualifying any or all of the Notes under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or in any or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any act or failure to act or any alleged act or failure to act by any Initial Purchaser in connection with, or relating in any manner to, the Notes or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Sunoco Parties shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or willful misconduct), and shall reimburse each Initial Purchaser and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Sunoco Parties shall not be liable in any such case to the extent that any such loss, claim, damage, liability, action or expense arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or in any or in any Blue Sky Application in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Operating Partnership through the Representatives by or on behalf of any Initial Purchaser specifically for inclusion therein which information consists solely of the information specified in Section 9(e) hereof; and provided, further, that with respect to any Preliminary Offering Memorandum, the foregoing indemnity in this Section 9(a) shall not inure to the benefit of any Initial Purchaser from whom the person asserting any loss, claim, damage, liability, action or expense purchased Notes, or any of its directors, officers or employees or any person controlling such Initial Purchaser, if copies of the Offering Memorandum were timely delivered to the Initial Purchaser and a copy of the Offering Memorandum (as then amended or supplemented if the Operating Partnership shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Initial Purchaser to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Notes to such person, and if the Offering Memorandum (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability, action or expense. The foregoing indemnity agreement is in addition to any liability which the Sunoco Parties may otherwise have to any Initial Purchaser or to any officer, employee or controlling person of that Initial Purchaser.

        (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Sunoco Parties, their officers and employees, each of their directors, and each person, if any, who controls the Sunoco Parties within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Sunoco Parties or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in the Offering Memorandum or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) the omission or alleged omission to state in any Preliminary Offering Memorandum, the Offering Memorandum or in any amendment or supplement thereto any material fact necessary to make the statements therein, in light of the circumstances in which there were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Sunoco Parties through the Representatives by or on behalf of that Initial Purchaser specifically for inclusion therein, and shall reimburse the Sunoco Parties and any such director, officer, employee or controlling person for any legal or other expenses reasonably incurred by the Sunoco Parties or any such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Initial Purchaser may otherwise have to the Sunoco Parties or any such director, officer, employee or controlling person.

        (c) Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Initial Purchasers and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim or action in respect of which indemnity may be sought by the Initial Purchasers against the Sunoco Parties under this
     Section 9 if, in the reasonable judgment of the Representatives, it is advisable for the Representatives and those Initial Purchasers, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of one such separate counsel (plus one local counsel if necessary in the opinion of counsel to the indemnified party) shall be paid by the Sunoco Parties. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 9 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Sunoco Parties, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Initial Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Sunoco Parties, on the one hand, and the Initial Purchasers on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Sunoco Parties, on the one hand, and the Initial Purchasers on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Initial Notes purchased under this Agreement (before deducting expenses) received by the Operating Partnership, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Initial Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Initial Notes under this Agreement, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Sunoco Parties or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Sunoco Parties and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 9 were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage, liability, or action in respect thereof, referred to above in this Section 9 shall be deemed to include, for purposes of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Initial Notes purchased by it and distributed to the public was offered to the public exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute as provided in this Section 9(d) are several in proportion to their respective Initial Notes purchasing obligations and not joint.

             (e) The Initial Purchasers severally confirm and the Sunoco Parties acknowledge that the statements with respect to the offering of the Initial Notes by the Initial Purchasers set forth on the cover page of the Offering Memorandum and the statements in the table in the first paragraph, and the statements in the third and sixth paragraphs appearing under the caption "Plan of Distribution" in the Offering Memorandum are correct and constitute the only information concerning such Initial Purchasers furnished in writing to the Operating Partnership by or on behalf of the Initial Purchasers specifically for inclusion in the Offering Memorandum.

          10.    Defaulting Initial Purchasers.

          If, on the Delivery Date, any Initial Purchaser defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Initial Purchasers shall be obligated to purchase the Initial Notes which the defaulting Initial Purchaser agreed but failed to purchase on the Delivery Date in the respective proportions which the amounts set opposite the name of each remaining non-defaulting Initial Purchaser in Schedule 1 hereto bears to the total amounts set opposite the names of all the remaining non-defaulting Initial Purchasers in Schedule 1 hereto; provided, however, that the remaining non-defaulting Initial Purchasers shall not be obligated to purchase any of the Initial Notes on the Delivery Date if the total amount of Initial Notes which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase on such date exceeds 9.09% of the total amount of the Initial Notes to be purchased on the Delivery Date, and any remaining non-defaulting Initial Purchaser shall not be obligated to purchase more than 110% of the amount of the Initial Notes which it agreed to purchase on the Delivery Date pursuant to the terms of Section 3 hereof. If the foregoing maximums are exceeded, the remaining non-defaulting Initial Purchasers, or those other purchasers satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Initial Notes to be purchased on the Delivery Date. If the remaining Initial Purchasers or other purchasers satisfactory to the Representatives do not elect to purchase the Initial Notes which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase on the Delivery Date, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or any Sunoco Party except that the Sunoco Parties will continue to be liable for the payment of expenses to the extent set forth in Sections 7 and 12 hereof. As used in this Agreement, the term "Initial Purchaser" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this Section 10, purchases Initial Notes which a defaulting Initial Purchaser agreed but failed to purchase.

     Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Sunoco Parties for damages caused by its default. If other purchasers are obligated or agree to purchase the Initial Notes of a defaulting Initial Purchaser, either the Representatives or the Operating Partnership may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Operating Partnership or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement.

     11. Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Representatives by notice given to and received by the Operating Partnership prior to delivery of and payment for the Initial Notes if, prior to that time, any of the events described in Sections 8(l), 8(m) or 8(n) hereof shall have occurred or if the Initial Purchasers shall decline to purchase the Initial Notes for any reason permitted under this Agreement.

     12. Reimbursement of Initial Purchasers' Expenses. If the Operating Partnership shall fail to tender the Initial Notes for delivery to the Initial Purchasers by reason of any failure, refusal or inability on the part of any Sunoco Party to perform any agreement on its part to be performed, or because any other condition of the Initial Purchasers' obligations hereunder required to be fulfilled by any Sunoco Entity is not fulfilled, the Sunoco Parties will reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the Initial Notes, and upon demand the Sunoco Parties shall pay the full amount thereof to the Representatives.

     13. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) if to any of the Sunoco Parties, shall be delivered or sent by mail, telex or facsimile transmission to such Sunoco Party at 1801 Market Street, Philadelphia, Pennsylvania 19103, Attention: Deborah M. Fretz, President (Fax: 215/977-3902); and

          (b) if to the Initial Purchasers, such notice shall be delivered or sent by mail, telex or facsimile transmission to the Representatives in care of Lehman Brothers Inc., 101 Hudson Street, Jersey City, New Jersey 07302, Attention: Syndicate

     Department (Fax: 212/526-6588), with a copy, in the case of any notice pursuant to Section 9(c) hereof, to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 101 Hudson Street, Jersey City, New Jersey 07302; provided, however, that any notice to an Initial Purchaser pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Initial Purchaser at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Operating Partnership shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by Lehman Brothers Inc. on behalf of the Representatives.

          14. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Sunoco Parties and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(A) the representations, warranties, indemnities and agreements of the Sunoco Parties contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Initial Purchaser within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Initial Purchasers contained in Section 9(b) hereof shall be deemed to be for the benefit of any person controlling any of the Sunoco Parties within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 14, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          15. Survival. The respective indemnities, representations, warranties and agreements of the Sunoco Parties and the Initial Purchasers contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

          16. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange is open for trading, and (b) "affiliate" and "subsidiary" have their respective meanings set forth in Rule 405 of the Rules and Regulations.

          17. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          18. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          19. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

           If the foregoing correctly sets forth the agreement among the Sunoco Parties and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

                                       Very truly yours,

                                       SUNOCO LOGISTICS PARTNERS
                                       OPERATIONS L.P.

                                       By:     Sunoco Logistics Partners GP LLC,
                                               its general partner

                                               By:
                                                  ------------------------------
                                               Name:
                                               Title:


                                       SUNOCO, INC.


                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:


                                       SUNOCO, INC. (R&M)


                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:


                                       SUN PIPE LINE COMPANY OF DELAWARE

                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                       SUNOCO TEXAS PIPE LINE COMPANY

                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:


                                       ATLANTIC PETROLEUM CORPORATION

                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:


                                       SUNOCO PARTNERS LLC


                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:


                                       SUNOCO LOGISTICS PARTNERS L.P.

                                       By:  Sunoco Partners LLC, its general
                                              partner


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

Accepted by:

Lehman Brothers Inc.
Credit Suisse First Boston Corporation
Banc of America Securities LLC
Salomon Smith Barney Inc.
UBS Warburg LLC
First Union Securities, Inc.

         For themselves and as
         Representatives of the
         several Initial Purchasers named
         in Schedule 1 hereto

By:      LEHMAN BROTHERS INC.
         Authorized Representative

         By:
              ---------------------------------------
               Name:
               Title:

                                   SCHEDULE 1

Initial Purchasers                                     Principal Amount
------------------                                     ----------------

Lehman Brothers Inc.                                   $
Credit Suisse First Boston Corporation                 $
Banc of America Securities LLC                         $
Salomon Smith Barney Inc.                              $
UBS Warburg LLC                                        $
First Union Securities, Inc.                           $
                                                       -----------
                                                       $250,000,000

                                    EXHIBIT A

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT B

                             FORM OF LOCK-UP LETTER

Lehman Brothers Inc.                                          __________, 2002
Salomon Smith Barney Inc.
UBS Warburg LLC
Banc of America Securities LLC
First Union Securities, Inc.
Credit Suisse First Boston Corporation
c/o Lehman Brothers Inc.
101 Hudson Street
Jersey City, New Jersey  07302

Dear Sirs:

The undersigned understands that you and certain other firms propose to enter into an Purchase Agreement (the "Purchase Agreement") among Sunoco Logistics Partners Operations GP LLC, Sunoco Pipeline L.P., Sunoco Partners Marketing & Terminals L.P., Sunoco, Inc., Sunoco, Inc. (R&M), Sun Pipe Line Company of Delaware, Sunoco Texas Pipe Line Company, Atlantic Petroleum Corporation, Sunoco Partners LLC, Sunoco Partners LLC, Sunoco Logistics Partners L.P. (the "Partnership"), Sunoco Logistics Partners Operations L.P. (the "Operating Partnership") and Lehman Brothers Inc., Salomon Smith Barney Inc., UBS Warburg LLC, Banc of America Securities LLC, First Union Securities, Inc. and Credit Suisse First Boston Corporation as Initial Purchasers (the "Initial Purchasers"), providing for the purchase by you and such other Initial Purchasers of $250.0 million in aggregate principal amount of the Operating Partnership's ___% Senior Notes due 2012 ("Notes"). Capitalized terms used but not defined herein have the meanings given to them in the Purchase Agreement.

In consideration of the execution of the Purchase Agreement by the Initial Purchasers, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers Inc., on behalf of the Initial Purchasers, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, grant any option to purchase, issue any instrument convertible into or exchangeable for, or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any debt securities of the Operating Partnership or any of its subsidiaries having a maturity of more than one year from the date of issue of such securities, except (A) for New Notes in connection with the Exchange Offer or (B) with your prior consent, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such debt securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Notes or other debt securities, in cash or otherwise, in each case for a period of 180 days from the date of the Offering Memorandum, without the prior written consent of Lehman Brothers Inc. on behalf of the Initial Purchasers.

In furtherance of the foregoing, the Operating Partnership and its Transfer Agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

It is understood that, if the Operating Partnership notifies you that it does not intend to proceed with the purchase of the Notes, if the Purchase Agreement does not become effective, or if the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Notes, we will be released from our obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Operating Partnership and the Initial Purchasers will proceed with the sale and purchase of the Notes in reliance on this Lock-Up Letter Agreement.

Whether or not the sale and purchase of the Notes actually occur depends on a number of factors, including market conditions. Any sale and purchase of the Notes will only be made pursuant to a Purchase Agreement, the terms of which are subject to negotiation between the Operating Partnership and the Initial Purchasers.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the [heirs, personal representatives,] [Note: use this language for lock-ups signed by natural persons] [successors and assigns] [Note: use this language for lock-ups signed by Sunoco affiliate companies] of the undersigned.

Yours very truly,


-------------------------------------


Dated: ____________, 2002

                                    EXHIBIT C

                    FORM OF OPINION OF VINSON & ELKINS L.L.P.

          (a) Each of the Partnership, the Operating Partnership and RM In LP has been duly formed and is validly existing in good standing as a limited partnership under the Delaware LP Act with full partnership power and authority to own or lease its properties to be owned or leased at the Delivery Date, to assume the liabilities being assumed by it pursuant to the Merger and Contribution Agreements and to conduct its business to be conducted at the Delivery Date, in each case in all material respects. Each of the Partnership, the Operating Partnership and RM In LP is duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of each jurisdiction set forth in Annex I to this Opinion.

          (b) Sun Pipeline LP has been duly formed and is validly existing in good standing as a limited partnership under the Texas LP Act with full partnership power and authority to own or lease its properties to be owned or leased at the Delivery Date, to assume the liabilities being assumed by it pursuant to the Merger and Contribution Agreements and to conduct its business to be conducted at the Delivery Date, in each case in all material respects. Sun Pipeline LP is duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of each jurisdiction set forth in Annex I to this Opinion.

          (c) Each of LA LLC, GP LLC and OLP GP LLC has been duly formed and is validly existing in good standing as a limited liability company under the Delaware LLC Act with full limited liability company power and authority to own or lease its properties to be owned or leased at the Delivery Date, to assume the liabilities being assumed by it pursuant to the Merger and Contribution Agreements and to conduct its business to be conducted at the Delivery Date, in each case in all material respects. GP LLC has full limited liability company power and authority to act as general partner of the Operating Partnership. OLP GP LLC has full limited liability company power and authority to act as general partner of Sun Pipeline LP and RM In LP. Each of LA LLC, GP LLC and OLP GP LLC is duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of each jurisdiction set forth in Annex I to this Opinion.

          (d) Each of Sun Delaware, Sun Atlantic R&M, Atlantic Petroleum, Atlantic, Atlantic Refining, Borger, Sunoco Texas, Atlantic In LP, Atlantic RM In LP, Atlantic Out LP, Atlantic RM In LP, Michigan In LLC, Mid-Con In LLC, Michigan Texas, Mid-Con Texas, R&M In LLC, Pipe Line GP LLC, Atlantic In LLC, Atlantic Out LLC and Services Out LLC has been duly incorporated or organized and is validly existing in good standing as a corporation, limited liability company or limited partnership, as the case may be, under the laws of its jurisdiction of incorporation or organization with full corporate, limited liability company or partnership power and authority, as the case may be, to own or lease its properties to be owned or leased at the Delivery Date, to assume the liabilities being assumed by it pursuant to the Merger and

Contribution Agreements and to conduct its business to be conducted by it at the Delivery Date, in each case in all material respects.

       (e) The General Partner is the sole general partner of the Partnership with a 2.0% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.

       (f) The General Partner owns 7,472,528 Common Units and 12,472,528 Subordinated Units and all of the Incentive Distribution Rights; all of such Sponsor Units and the limited partner interests represented thereby and the Incentive Distribution Rights have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in the Prospectus under the caption "The Partnership Agreement--Limited Liability"); and the General Partner owns the Sponsor Units and the Incentive Distribution Rights free and clear of all liens, encumbrances (except, with respect to the Incentive Distribution Rights, restrictions on transferability as described in the Prospectus), security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.

       (g) The Initial Notes to be issued and sold to the Initial Purchasers by the Operating Partnership pursuant to the Purchaser Agreement have been duly authorized by the Operating Partnership Agreement and, when issued and delivered to the Initial Purchasers against payment therefor in accordance with the terms of the Purchaser Agreement, will be duly authorized by the Operating Partnership Agreement and validly issued.

       (h) The General Partner is the sole member of LA LLC with a 100% member interest in LA LLC; such member interest has been duly authorized and validly issued in accordance with the LA LLC Agreement and is fully paid (to the extent required under the LA LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and the General Partner owns such member interest free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act.

        (i) The Partnership is the sole member of GP LLC with a 100% member interest in GP LLC; such member interest has been duly authorized and validly issued in accordance with the GP LLC Agreement and is fully paid (to the extent required under the GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and the Partnership owns such member interest free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act.

        (j) GP LLC is the sole general partner of the Operating Partnership with a .01% general partner interest in the Operating Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement, and GP LLC owns such general partner interest free and clear of all liens, encumbrances (except restrictions on transferability as described in the Offering Memorandum), security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming GP LLC as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.

        (k) The Partnership is the sole limited partner of the Operating Partnership with a 99.99% limited partner interest in the Operating Partnership; such limited partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required under the Operating Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in the Prospectus under the caption "The Partnership Agreement--Limited Liability"); and the Partnership owns such limited partner interest free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.

        (l) The Operating Partnership is the sole member of OLP GP LLC with a 100% member interest in OLP GP LLC; such member interest has been duly authorized and validly issued in accordance with the OLP GP LLC Agreement and is fully paid (to the extent required under the OLP GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and the Operating Partnership owns such member interest free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Partnership as a debtor is on file in the office of the Secretary of State of the

State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act.

       (m) OLP GP LLC is the sole general partner of Sun Pipeline LP and RM In LP with a .01% general partner interest in each; each such general partner interest has been duly authorized and validly issued in accordance with the applicable Operating Subsidiary Partnership Agreement; and OLP GP LLC owns such general partner interests free and clear of all liens, encumbrances (except restrictions on transferability as described in the Prospectus), security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming OLP GP LLC as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.

       (n) The Operating Partnership is the sole limited partner of each of Sun Pipeline LP and RM In LP with a 99.99% limited partner interest in each; each such limited partner interest has been duly authorized and validly issued in accordance with the applicable Operating Subsidiary Partnership Agreement and is fully paid (to the extent required under the Operating Subsidiary Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in the Prospectus under the caption "The Partnership Agreement--Limited Liability"); and the Partnership owns such limited partner interests free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Partnership as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.

       (o) Sun Delaware owns 100% of the issued and outstanding common stock of Sunoco Texas; such stock has been duly authorized and validly issued and is fully paid and nonassessable; and Sun Delaware owns such stock free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Sun Delaware as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the TBCA.

       (p) Atlantic Petroleum is the sole member of Atlantic Out LLC with a 100% member interest in Atlantic Out LLC; such member interest has been duly authorized and validly issued in accordance with the Atlantic Out LLC Agreement and is fully paid (to the extent required under the Atlantic Out LLC Agreement) and nonassessable (except as such nonassessability may be affected by Article
5.09 of the Texas LLC Act); and Atlantic Petroleum owns such member interests free and clear of all liens, encumbrances, security interests, charges or claims
(i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Atlantic Petroleum as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act.

          (q) Atlantic Out LLC is the sole general partner of each of Atlantic Out LP and Atlantic RM Out LP with a .01% general partner interest in each; such general partner interest has been duly authorized and validly issued in accordance with the Atlantic Out LP Partnership Agreement and the Atlantic RM Out LP Partnership Agreement, as the case may be; and Atlantic Out LLC owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Atlantic Out LLC as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.

          (r) Atlantic Petroleum is the sole limited partner of each of Atlantic Out LP and Atlantic RM Out LP with a 99.99% limited partner interest in each; such limited partner interest has been duly authorized and validly issued in accordance with the Atlantic Out LP Partnership Agreement and the Atlantic RM Out LP Partnership Agreement, as the case may be, and is fully paid (to the extent required under the Atlantic Out LP Partnership Agreement and the Atlantic RM Out LP Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in the Prospectus under the caption "The Partnership Agreement--Limited Liability"); and Atlantic Petroleum owns such limited partner interest free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Atlantic Petroleum as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.

          (s) The Operating Partnership has all requisite partnership power and authority to issue, sell and deliver (i) the Initial Notes, in accordance with and upon the terms and conditions set forth in the Purchaser Agreement, the Operating Partnership Agreement and the Offering Memorandum.

          (t) Each of the Partnership, the Operating Partnership, Sun Pipeline LP and RM In LP has all requisite limited partnership power and authority under the laws of the State of Texas to own or lease its properties and to conduct its business in the State of Texas, in each case in all material respects as described or otherwise disclosed in the Offering Memorandum; the General Partner, GP LLC and OLP GP LLC has all requisite limited liability company power and authority under the laws of the State of Texas to own or lease its properties and to conduct its business in the State of Texas, in each case in all material respects as described or otherwise disclosed in the Offering Memorandum; and upon the consummation of the Transactions (assuming that the Partnership will not be liable under the laws of the State of Delaware for the liabilities of the Operating Partnership, Sun Pipeline LP or RM In LP and assuming that unitholders will not be liable under the laws of the State of Delaware for the liabilities of the Partnership, the

     Operating Partnership, Sun Pipeline LP or RM In LP), the Partnership will not be liable under the laws of the State of Texas for the liabilities of the Operating Partnership, and unitholders will not be liable under the laws of the State of Texas for the liabilities of the Partnership or the Operating Partnership except in each case to the same extent as under the laws of the State of Delaware.

          (u) The Purchase Agreement has been duly authorized and validly executed and delivered by each of the Operating Partnership, the Partnership, Sun Delaware, Sunoco Texas and Atlantic Petroleum, OLP GP LLC, Sun Pipeline LP, RM In LP, Sunoco, Sunoco R&M, the General Partner and GP LLC.

          (v) Each of the Operative Agreements to which any of the Sunoco Entities other than the General Partner, Sunoco, Sunoco R&M, Sun Atlantic BV, Pipe Line, Michigan and Mid-Con (the "Sunoco Delaware and Texas Entities") is a party has been duly authorized and validly executed and delivered by the Sunoco Delaware and Texas Entities parties thereto. Each of the Operative Agreements (other than any Merger and Contribution Agreements governed by law other than Delaware of Texas law, as to which such counsel need not express any opinion) to which any of the Sunoco Entities is a party constitutes a valid and legally binding obligation of the Sunoco Entities parties thereto, enforceable against each such party in accordance with its respective terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), and (ii) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

          (w) The Mergers became effective under the Delaware LLC Act, the Texas LLC Act, the DGCL and the TBCA, as applicable, on________________, 2002 and the Conversion became effective under the DGCL and the Delaware LLC Act on ________________, 2002.

          (x) The Mergers and the Conversion were legally sufficient under the law of the State of Delaware and Texas to vest, directly or indirectly, in the Operating Partnership and the Operating Subsidiaries, as applicable, the assets of the parties to the Mergers and the Conversion located in the State of Delaware and Texas.

          (y) None of the offering, issuance and sale by the Operating Partnership of the Initial Notes, the execution, delivery and performance of the Purchase Agreement or the Operative Agreements by the Sunoco Entities which are parties thereto, or the consummation of the transactions contemplated thereby (including the Transactions) (i) constitutes or will constitute a violation of the agreement of limited partnership, limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents of any of the Sunoco Delaware and Texas Entities, (ii) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any Operative Agreement (other than any Merger and Contribution Agreement governed by law other than Delaware or Texas law), (iii) violates or will violate the Delaware LP Act, the Delaware LLC Act, the DGCL, the Texas LP Act, the Texas LLC Act or the TBCA or federal law, or (iv) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Sunoco Delaware and Texas Entities, which conflicts, breaches, violations, defaults or liens, in the case of clauses (ii), (iii) or (iv), would, individually or in the aggregate, have a Material Adverse Effect.

          (z) No permit, consent, approval, authorization, order, registration, filing or qualification ("consent") of or with any federal, Delaware or Texas court, governmental agency or body having jurisdiction over the General Partner, the Partnership, GP LLC, the Operating Partnership, OLP GP LLC or the Operating Subsidiaries is required for the offering, issuance and sale by the Operating Partnership of the Initial Notes, the execution, delivery and performance of the Purchase Agreement or the Operative Agreements (other than any Merger and Contribution Agreement governed by law other than Delaware or Texas law) by the Sunoco Entities party thereto or the consummation by the Sunoco Entities of the transactions contemplated by the Purchase Agreement or the Operative Agreements (other than any Merger and Contribution Agreement governed by law other than Delaware or Texas law), except (i) for such consents required under the Securities Act and the Exchange Act or under state securities or "Blue Sky" laws, as to which such counsel need not express any opinion, (ii) for such consents which have been obtained or made, (iii) for such consents which (A) are of a routine or administrative nature, (B) are not customarily obtained or made prior to the consummation of transactions such as those contemplated by the Purchase Agreement and the Operative Agreements and (C) are expected in the reasonable judgment of the General Partner to be obtained in the ordinary course of business subsequent to the consummation of the Transactions, (iv) for such consents which, if not obtained or made, would not, individually or in the aggregate, have a material adverse effect upon the condition (financial or other), business or results of operations of the Partnership Entities taken as a whole, or (v) as disclosed in the Offering Memorandum.

          (aa) The execution, delivery and performance of the Conveyances relating to the transfer of property in the State of Texas has not violated and will not violate any statute of the State of Texas or any rule, regulation or, to the knowledge of such counsel, any order of any agency of the State of Texas having jurisdiction over any of the Sunoco Entities or any of their respective properties, except for any such violations which, individually or in the aggregate, would not have a material adverse effect on the unitholders or the operations conducted in the State of Texas by the Partnership Entities, taken as a whole.

          (bb) Each of the Conveyances is in a form legally sufficient as between the parties thereto to convey to the transferee thereunder all of the right, title and interest of the transferor stated therein in and to the properties located in the State of Texas, as described in the Conveyances, subject to the conditions, reservations and limitations contained in the Conveyances, except motor vehicles or other property requiring conveyance of certificated title as to which the Conveyances are legally sufficient to compel delivery of such certificated title.

          (cc) Each of the deeds and real property assignments (including, without limitation, the form of the exhibits and schedules thereto) is in a form legally sufficient for recordation in the appropriate public offices of the State of Texas, to the extent such recordation is required, and, upon proper recordation of any of such deeds and real property assignments in the State of Texas, will constitute notice to all third parties under the recordation statutes of the State of Texas concerning record title to the assets transferred thereby; recordation in the office of the County Clerk for each county in which the Partnership Entities own property is the appropriate public office in the State of Texas for the recordation of deeds and assignments of interests in real property located in such county.

          (dd) The statements in the Offering Memorandum under the captions "Management's Discussion and Analysis of Financial Condition and Results of Operations - Credit Facility," "Management's Discussion and Analysis of Financial Condition and Results of Operations - Senior Notes," "Business - Rate Regulation," "Business - Environmental Regulation," "Certain Relationships and Related Transactions," and "Our Partnership Agreement," insofar as they constitute descriptions of the Operative Agreements or legal proceedings or refer to statements of law or legal conclusions, are accurate and complete in all material respects.

To the knowledge of such counsel, no stop order no stop order suspending the qualification or exemption of the Initial Notes under any state securities or Blue Sky law.

          (ee) The Offering Memorandum complies as to form in all material respects with the requirements of the Securities Act and the rules and regulations promulgated thereunder.

          (ff) To the knowledge of such counsel, (i) there are no legal or governmental proceedings pending or threatened to which any of the Sunoco Entities or to which any of the Sunoco Entities is a party or to which any of their respective properties is subject that are required to be disclosed in the Prospectus and are not so disclosed as required and (ii) there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Offering Memorandum.

          (gg) None of the Sunoco Entities is an "investment company" as such term is defined in the Investment Company Act of 1940, as amended, or a "public utility holding company" or "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Sunoco Parties and the independent public accountants of the Operating Partnership and your representatives, at which the contents of the Offering Memorandum and related matters were discussed, and although such counsel has not independently verified, is not passing on, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Offering Memorandum (except to the extent specified in the foregoing opinion), based on the foregoing, no facts have come to such counsel's attention that lead such counsel to believe that the Offering Memorandum (other than

(i) the financial statements included therein, including the notes and schedules thereto and the auditors' reports thereon and (ii) the other financial and statistical data included therein, as to which such counsel need not comment), as of its issue date and as of the Delivery Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon the representations of the Sunoco Parties set forth in this Purchase Agreement and on certificates of officers and employees of the Sunoco Entities and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to federal laws, the Delaware LP Act, the Delaware LLC Act, the DGCL and the laws of the State of Texas, (D) with respect to the opinions expressed in subparagraphs (A) through (D) above as to the due qualification or registration as a foreign limited partnership, corporation or limited liability company, as the case may be, of the Partnership, the Operating Partnership, Sun Pipeline LP, RM In LP, the General Partner, GP LLC and OLP GP LLC state that such opinions are based upon the opinions of local counsel provided pursuant to the Agreement and upon certificates of foreign qualification or registration provided by the Secretary of State of the states listed on Annex I (each of which will be dated not more than fourteen days prior to the Delivery Date and shall be provided to you), (E) state that they express no opinion with respect to the title of any of the Sunoco Entities to any of their respective real or personal property purported to be transferred by the Merger and Contribution Agreements nor with respect to the accuracy or descriptions of real or personal property and (F) state that they express no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Sunoco Entities may be subject.

                                    EXHIBIT D

              FORM OF OPINION OF BLANK ROME COMISKY & MCCAULEY LLP

     (a) Each of Sunoco, Sunoco R&M and Pipe Line is a corporation duly incorporated and validly existing in good standing under the laws of the Commonwealth of Pennsylvania with full corporate power and authority to own and lease its properties to be owned or leased at the Delivery Date, to assume the liabilities being assumed by it pursuant to the Merger and Contribution Agreements and to conduct its business to be conducted at the Delivery Date, in each case in all material respects.

     (b) Sunoco owns, directly or indirectly, all of the issued and outstanding capital stock, member interests or partnership interests, as the case may be, of Sun Delaware, Sunoco R&M, Sun Atlantic R&M, Sun Atlantic BV, Atlantic Petroleum, Sunoco Texas, Atlantic Out LLC, Michigan In LLC, Mid-Con In LLC, Services LP, Atlantic In LP, Atlantic RM In LP, Atlantic Out LP and Atlantic Out LP free and clear of all liens, encumbrances, security interests, equities, charges or claims.

     (c) Sun Delaware, Sunoco Texas, Sunoco R&M and Atlantic Petroleum are the only members of the General Partner with a 100% member interest in the General Partner; such member interest have been duly authorized and validly issued in accordance with the General Partner LLC Agreement and are fully paid (to the extent required under the General Partner LLC Agreement) and nonassessable; and each of Sun Delaware, Sunoco Texas, Sunoco R&M and Atlantic Petroleum owns their respective member interest free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the Commonwealth of Pennsylvania naming any of Sun Delaware, Sunoco Texas, Sunoco R&M or Atlantic Petroleum as a debtor is on file in the office of the [Name of Proper State Office] of the Commonwealth of Pennsylvania or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Pennsylvania LLC Law.

     (d) The Purchase Agreement has been duly authorized and validly executed and delivered by each of the General Partner, Sunoco and Sunoco R&M.

Each of the Operative Agreements to which any of the General Partner, Sunoco, Sunoco R&M and Pipe Line (the "Sunoco Pennsylvania Entities") is a party has been duly authorized and validly executed and delivered by the Sunoco Pennsylvania Entities parties thereto. Each of the Operative Agreements (other than any Operative Agreement governed by law other than Pennsylvania, New Jersey or New York law, as to which such counsel need not express any opinion) to which any of the Sunoco Entities is a party constitutes a valid and legally binding obligation of the Sunoco Entities parties thereto, enforceable against each such party in accordance with its respective terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), and (ii) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

              (f) None of the offering, issuance and sale by the Operating
                  Partnership of the Initial Notes, the execution, delivery and performance of the Purchase Agreement or the Operative Agreements by the Sunoco Entities which are party thereto, and the consummation of the transactions contemplated hereby and thereby (including the Transactions), (i) constitutes or will constitute a violation of the agreement of limited partnership, limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents of any of the Sunoco Pennsylvania Entities, (ii) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any agreement, lease or other instrument known to such counsel (excluding all Operative Agreements other than the Credit Agreement and those governed by the law of the Commonwealth of Pennsylvania or the States of New York and New Jersey, as to which such counsel need not express any opinion) to which any of the Sunoco Pennsylvania Entities or any of their properties may be bound, (iii) violates or will violate the laws of the Commonwealth of Pennsylvania, the laws of the States of New Jersey or New York or federal law, or (iv) violates or will violate any order, judgment, decree or injunction known to such counsel of any court or governmental agency or body directed to any of the Sunoco Pennsylvania Entities or any of their properties in a proceeding to which any of them or their property is subject, which breach, violation or default, in the case of clause (ii), (iii) or (iv), would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or other), business or results of operations of the Partnership Entities, taken as a whole.

              (g) The Partnership, the Operating Partnership and each Operating
                  Subsidiary has all requisite limited partnership power and authority under the laws of the Commonwealth of Pennsylvania and under the laws of the States of New Jersey and New York to own or lease its properties and to conduct its business in the Commonwealth of Pennsylvania and the States of New Jersey and New York, in each case in all material respects as described or otherwise disclosed in the Offering Memorandum; the General Partner, GP LLC and OLP GP LLC has all requisite limited liability company power and authority under the laws of the Commonwealth of Pennsylvania and under the laws of the States of New Jersey and New York to own or lease its properties and to conduct its business in the Commonwealth of Pennsylvania and the States of New Jersey and New York, in each case in all material respects as described or otherwise disclosed in the Offering Memorandum; and upon the consummation of the Transactions (assuming that the Partnership will not be liable under the laws of the State of Delaware for the liabilities of the Operating Partnership or the Operating Subsidiaries and assuming that unitholders will not be liable under the laws of the State of Delaware for the liabilities of the Partnership, the Operating Partnership or the Operating Subsidiaries), the Partnership will not be liable under the laws of the Commonwealth of Pennsylvania or under the laws of the States of New Jersey and New York for the liabilities of the Operating Partnership, and unitholders will not be liable under the laws of the Commonwealth of Pennsylvania or under the laws of the States of New Jersey and New York for the liabilities of the Partnership or the Operating Partnership except in each case to the same extent as under the laws of the State of Delaware.

              (h) To the knowledge of such counsel, each of the Partnership
                  Entities has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities ("permits") as are necessary to own or lease its properties and to conduct its business in the manner described in the Offering Memorandum, subject to such qualifications as may be set forth in the Offering Memorandum, and except for such permits which, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect upon the operations conducted by the Partnership Entities, taken as a whole, and, to the knowledge of such counsel, none of the Partnership Entities has received any notice of proceedings relating to the revocation or modification of any such permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a material adverse effect upon the Partnership Entities, taken as a whole.

              (i) To the knowledge of such counsel, none of the Sunoco
                  Pennsylvania Entities is (i) in violation of its certificate or agreement of limited partnership, limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents, (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any decree of any court or governmental agency or body having jurisdiction over it or (iii) in breach, default (or an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation, in the case of clause (ii) or (iii), would, if continued, have a material adverse effect on the condition (financial or other), business or results of operations of the Partnership Entities, taken as a whole, or could materially impair the ability of any of the Sunoco Pennsylvania Entities to perform their obligations under the Underwriting Agreement or the Operative Agreements.

              (j) Except as described in the Offering Memorandum, to the knowledge of such counsel, there is no litigation, proceeding or governmental investigation pending or threatening against any of the Partnership Entities or to which any of the Partnership Entities is a party or to which any of their respective properties is subject, which, if adversely determined to such Partnership Entity, is reasonably likely to have a material adverse effect on the condition (financial or otherwise), business or results of operations of the Partnership Entities, taken as a whole.

              (k) Assuming that the Mergers and the Conversions were legally sufficient under applicable Delaware and Texas law to vest in the Operating Partnership and the Operating Subsidiaries, as applicable, the assets of the parties to the Mergers and the Conversions, then the Mergers and the Conversions were legally sufficient under the law of the Commonwealth of Pennsylvania and under the law of the States of New Jersey and New York to vest, directly or indirectly, in the Operating Partnership and the Operating Subsidiaries, as applicable, the assets of the parties to the Mergers and the Conversion located in the Commonwealth of Pennsylvania or in the States of New Jersey and New York.

              (l) No permit, consent, approval, authorization, order,
                  registration, filing or qualification ("consent") of or with any court, governmental agency or body of the Commonwealth of Pennsylvania or the States of New Jersey or New York having jurisdiction over the Sunoco Entities or any of their respective properties is required for the issuance and sale of the Initial Notes by the Operating Partnership, or for the conveyance of the properties located in the Commonwealth of Pennsylvania or in the States of New Jersey and New York purported to be conveyed to the Operating Partnership or the Operating Subsidiaries, as applicable, pursuant to the Conveyances, except (A) for such consents required under the Securities Act, the Exchange Act and state securities or "Blue Sky" laws, as to which such counsel need not express any opinion, (B) for such consents which have been obtained or made, (C) for such consents which (i) are of a routine or administrative nature, (ii) are not customarily obtained or made prior to the consummation of transactions such as those contemplated by this Agreement and the Operative Agreements and (iii) are expected in the reasonable judgment of the General Partner to be obtained or made in the ordinary course of business subsequent to the consummation of the Transactions, (D) for such consents which, if not obtained or made, would not, individually or in the aggregate, have a material adverse effect upon the operations conducted or to be conducted as described in the Offering Memorandum in the Commonwealth of Pennsylvania and in the States of New Jersey and New York by the Partnership Entities or (E) as disclosed in the Offering Memorandum.

              (m) The execution, delivery and performance of the Conveyances relating to the transfer of property in the Commonwealth of Pennsylvania and in the States of New Jersey and New York has not violated and will not violate any statute of the Commonwealth of Pennsylvania or the States of New Jersey and New York or any rule, regulation or, to the knowledge of such counsel, any order of any agency of the Commonwealth of Pennsylvania or of the States of New Jersey and New York having jurisdiction over any of the Sunoco Entities or any of their respective properties, except for any such violations which, individually or in the aggregate, would not have a material adverse effect on the unitholders or the operations conducted in the Commonwealth of Pennsylvania or in the State of States of New Jersey and New York by the Partnership Entities, taken as a whole.

              (n) Each of the Conveyances is in a form legally sufficient as between the parties thereto to convey to the transferee thereunder all of the right, title and interest of the transferor stated therein in and to the properties located in the Commonwealth of Pennsylvania and in the States of New Jersey and New York as described in the Conveyances, subject to the conditions, reservations and limitations contained in the Conveyances, except motor vehicles or other property requiring conveyance of certificated title as to which the Conveyances are legally sufficient to compel delivery of such certificated title.

              (o) Each of the deeds and real property assignments (including, without limitation, the form of the exhibits and schedules thereto) is in a form legally sufficient for recordation in the appropriate public offices of the Commonwealth of Pennsylvania and of the States of New Jersey and New York to the extent such recordation is required, and, upon proper recordation of any of such deeds and real property assignments in the Commonwealth of Pennsylvania and in the States of New Jersey and New York will constitute notice to all third parties under the recordation statutes of the Commonwealth of Pennsylvania and of the States of New Jersey and New York concerning record title to the assets transferred thereby; recordation in the office of the County Clerk for each county in which the Partnership Entities own property is the appropriate public office in the Commonwealth of Pennsylvania and in the States of New Jersey and New York for the recordation of deeds and assignments of interests in real property located in such county.

              In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon the representations of the Sunoco Parties set forth in this Agreement and in certificates of officers and employees of the Sunoco Entities and upon information obtained from public officials, (B) assume that all documents submitted to such counsel as originals are authentic, that all copies submitted to such counsel conform to the originals thereof, and that the signatures on all documents examined by her are genuine, (C) state that such opinions are limited to federal laws, the laws of the Commonwealth of Pennsylvania and the laws of the States of New Jersey and New York (D) state that she expresses no opinion with respect to the title of any of the Sunoco Entities to the real or personal property purported to be transferred by the Merger and Contribution Agreements nor with respect to the accuracy or descriptions of real or personal property, and (E) state that she expresses no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Sunoco Entities may be subject.

                                    EXHIBIT E

                      FORM OF OPINION OF MICHAEL KURITZKES

                                    EXHIBIT F

                         FORM OF LOCAL COUNSEL OPINIONS

Michigan, Ohio and Oklahoma:

              Each of Kerr, Russell and Weber, PLC, with respect to the State of Michigan, Thompson Hine LLP, with respect to the State of Ohio, and Hall, Estill, Hardwick, Gable, Golden & Nelson, a Professional Corporation, with respect to the State of Oklahoma, shall have furnished to you their written opinion, dated the Delivery Date, in form and substance satisfactory to you, to the effect that:

                (a) The Partnership, the Operating Partnership and LP Operating
                    Subsidiary has been duly qualified or registered as a foreign limited partnership for the transaction of business under the laws of the applicable jurisdiction set forth on Annex I.

                (b) Each of the General Partner, GP LLC, OLP GP LLC and LLC
                    Operating Subsidiary has been duly qualified or registered as a foreign limited liability company for the transaction of business under the laws of the applicable jurisdiction set forth on Annex I.

                (c) Michigan is a corporation duly incorporated and validly existing in good standing under the laws of the State of Michigan with full corporate power and authority to own and lease its properties to be owned or leased at the Delivery Date, to assume the liabilities being assumed by it pursuant to the Merger and Contribution Agreements and to conduct its business to be conducted at the Delivery Date, in each case in all material respects as described in the Offering Memorandum. [Michigan only]

                (d) Mid-Con is a corporation duly incorporated and validly existing in good standing under the laws of the State of Oklahoma with full corporate power and authority to own and lease its properties to be owned or leased at the Delivery Date, to assume the liabilities being assumed by it pursuant to the Merger and Contribution Agreements and to conduct its business to be conducted at the Delivery Date, in each case in all material respects as described in the Offering Memorandum. [Oklahoma only]

              (b) Each of the Operative Agreements to which Michigan is a party has been duly authorized and validly executed and delivered by Michigan. Each of the Operative Agreements (other than any Operative Agreement governed by law other than Michigan law, as to which such counsel need not express any opinion) to which Michigan is a party constitutes a valid and legally binding obligation of Michigan, enforceable against such party in accordance with its respective terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), and (ii) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing. [Michigan only]

              (d) Each of the Operative Agreements to which Mid-Con is a party has been duly authorized and validly executed and delivered by Mid-Con. Each of the Operative Agreements (other than any Operative Agreement governed by law other than Oklahoma law, as to which such counsel need not express any opinion) to which Mid-Con is a party constitutes a valid and legally binding obligation of Mid-Con, enforceable against such party in accordance with its respective terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), and (ii) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing. [Oklahoma only]

                (e) The Partnership, the Operating Partnership and each LP
                    Operating Subsidiary has all requisite limited partnership power and authority under the laws of the State of [insert applicable state] to own or lease its properties and to conduct its business in the State of [insert applicable state], in each case in all material respects as described or otherwise disclosed in the Offering Memorandum; the General Partner, GP LLC, OLP GP LLC and each LLC Operating Subsidiary has all requisite limited liability company power and authority under the laws of the State of [insert applicable state] to own or lease its properties and to conduct its business in the State of [insert applicable state], in each case in all material respects as described or otherwise disclosed in the Offering Memorandum; and upon the consummation of the Transactions (assuming that the Partnership will not be liable under the laws of the State of Delaware for the liabilities of the Operating Partnership or the Operating Subsidiaries and assuming that unitholders will not be liable under the laws of the State of Delaware for the liabilities of the Partnership, the Operating Partnership or the Operating Subsidiaries), the Partnership will not be liable under the laws of the State of [insert applicable state] for the liabilities of the Operating Partnership, and unitholders will not be liable under the laws of the State of [insert applicable state] for the liabilities of the Partnership or the Operating Partnership except in each case to the same extent as under the laws of the State of Delaware.

                (f) Assuming that the Mergers and the Conversions were legally sufficient under applicable Delaware and Texas law to vest in the Operating Partnership and the Operating Subsidiaries, as applicable, the assets of the parties to the Mergers and the Conversion, then the Mergers and the Conversion were legally sufficient under the law of the State of [insert applicable state] to vest, directly or indirectly, in the Operating Partnership and the Operating Subsidiaries, as applicable, the assets of the parties to the Merger and the Conversions located in the State of [insert applicable state].

               (g) No permit, consent, approval, authorization, order, registration, filing or qualification ("consent") of or with any court, governmental agency or body of the State of [insert applicable state] having jurisdiction over the Sunoco Entities or any of their respective properties is required for the issuance and sale of the Initial Notes by the Operating Partnership, or for the conveyance of the properties located in the State of [insert applicable state] purported to be conveyed to the Operating Partnership or the Operating Subsidiaries, as applicable, pursuant to the Conveyances, except (A) for such consents required under the Securities Act, the Exchange Act and state securities or "Blue Sky" laws, as to which such counsel need not express any opinion, (B) for such consents which have been obtained or made, (C) for such consents which (i) are of a routine or administrative nature, (ii) are not customarily obtained or made prior to the consummation of transactions such as those contemplated by this Agreement and the Operative Agreements and (iii) are expected in the reasonable judgment of the General Partner to be obtained or made in the ordinary course of business subsequent to the consummation of the Transactions, (D) for such consents which, if not obtained or made, would not, individually or in the aggregate, have a material adverse effect upon the operations conducted or to be conducted as described in the Offering Memorandum in the State of [insert applicable state] by the Partnership Entities or (E) as disclosed in the Offering Memorandum.

               (h) The execution, delivery and performance of the Conveyances relating to the transfer of property in the State of [insert applicable state] has not violated and will not violate any statute of the State of [insert applicable state] or any rule, regulation or, to the knowledge of such counsel, any order of any agency of the State of [insert applicable state] having jurisdiction over any of the Sunoco Entities or any of their respective properties, except for any such violations which, individually or in the aggregate, would not have a material adverse effect on the unitholders or the operations conducted in the State of [insert applicable state] by the Partnership Entities, taken as a whole.

               (i) Each of the Conveyances is in a form legally sufficient as between the parties thereto to convey to the transferee thereunder all of the right, title and interest of the transferor stated therein in and to the properties located in the State of [insert applicable state], as described in the Conveyances, subject to the conditions, reservations and limitations contained in the Conveyances, except motor vehicles or other property requiring conveyance of certificated title as to which the Conveyances are legally sufficient to compel delivery of such certificated title.

               (j) Each of the deeds and real property assignments (including, without limitation, the form of the exhibits and schedules thereto) is in a form legally sufficient for recordation in the appropriate public offices of the State of [insert applicable state], to the extent such recordation is required, and, upon proper recordation of any of such deeds and real property assignments in the State of [insert applicable state], will constitute notice to all third parties under the recordation statutes of the State of [insert applicable state] concerning record title to the assets transferred thereby; recordation in the office of the County Clerk for each county in which the Partnership Entities own property is the appropriate public office in the State of [insert applicable state] for the recordation of deeds and assignments of interests in real property located in such county.

              (k) In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Partnership Entities and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, and all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that such opinions are limited to the laws of the State of [insert applicable state], excepting therefrom municipal and local ordinances and regulations, (D) state that they express no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Partnership Entities may be subject, and (E) with respect to the opinion in paragraph (i) rely upon certificates of foreign qualification provided by the Secretary of State of [insert applicable state] (each of which shall be dated as of the date not more than fourteen days prior to the Delivery Date and provided to you.)

         In rendering such opinion, such counsel shall state that (A) Vinson & Elkins L.L.P. and Blank Rome Comisky & McCauley LLP are hereby authorized to rely upon such opinion letter in connection with the Transactions as if such opinion letter were addressed and delivered to them on the date hereof and (B) subject to the foregoing, such opinion letter may be relied upon only by the Underwriters and its counsel in connection with the Transactions and no other use or distribution of this opinion letter may be made without such counsel's prior written consent.

                                     ANNEX I

                             FOREIGN QUALIFICATIONS

General Partner
---------------
Canada
Indiana
Louisiana
Michigan
New Jersey
New York
New Mexico
Ohio
Oklahoma
Pennsylvania
Texas

Partnership
-----------
Canada
Indiana
Louisiana
Michigan
New Jersey
New York
New Mexico
Ohio
Oklahoma
Pennsylvania
Texas

Operating Partnership
---------------------
Canada
Indiana
Louisiana
Michigan
New Jersey
New York
New Mexico
Ohio
Oklahoma
Pennsylvania
Texas

Sun Pipeline LP
---------------
Canada

Indiana
Louisiana
Michigan
New Jersey
New York
New Mexico
Ohio
Oklahoma
Pennsylvania
Texas

RM In LP
--------
Canada
Indiana
Louisiana
Michigan
New Jersey
New York
New Mexico
Ohio
Oklahoma
Pennsylvania
Texas

                                       2